SALOMON BROTHERS                                Semi-
Variable Series Funds Inc                       Annual
                                                Report
  [GRAPHIC]                                     1999
                                                June 30, 1999


                                                .  Capital Fund

[GRAPHIC]

THE SALOMON BROTHERS VARIABLE SERIES FUNDS INC

 Our Message to You

Dear Shareholder:

We are pleased to provide you with the semi-annual report for the Salomon Brothers Variable Capital Fund ("Fund") for the period ended June 30, 1999. This letter will briefly discuss general economic and market conditions as well as Fund developments during the reporting period. A detailed summary of performance and current Fund holdings can be found in the appropriate sections that follow.

The first half of 1999 was a period of economic growth at home and recovery abroad. Following the events surrounding the Russian debt default in August of 1998 -- which included a dive in bond yields and a 0.75% decrease in interest rates -- yields have recovered quite well. Investor optimism, however, was tempered by concerns about inflation, interest rates, and continued economic growth.

The long anticipated slowdown in U.S. economic activity again failed to materialize. Global stock markets continued to rise led by better than expected profit growth and continued merger and acquisition activity. The risks of higher U.S. economic growth were more fairly reflected in the U.S. yield curve at the end of the first quarter of 1999 than they were at the beginning.

The stronger than expected growth caused interest rates to rise in the first quarter. The 30-year U.S. Treasury bond had its third worst quarter of the 1990s. In fact, only the first quarters of 1994 and 1996 were worse. The Lehman Brothers Government/Corporate Index declined about 1.2% in the first quarter of 1999. U.S. Treasuries underperformed as spreads narrowed in all sectors.

During the six-months ended June 30, 1999, the U.S. economy continued to show signs of benign inflation and productivity-driven growth. Domestic demand growth outstripped even optimistic estimates of the economy's long-term capacity, and a combination of rising productivity, a flood of goods from abroad, and more intensive use of labor kept inflation from overheating. Globally, there were strong signs that the world economy had bottomed and was on the road to recovery. While the biggest market risk in the period remained the lingering threat of eventual overheating resulting in Federal Reserve Board tightening, policy-makers, led by Chairman Greenspan, held their stance on the sidelines until implementing a well-telegraphed 25 basis point tightening on June 30, 1999.

THE VARIABLE CAPITAL FUND

The Fund's primary investment objective is to seek capital appreciation through investments primarily in common stock, or securities convertible into common stocks, that are believed to have above-average price appreciation potential. These securities may also involve above-average risk. Current income is an incidental consideration.

For the six months ended June 30, 1999, the Fund returned 13.22%. In comparison, the Russell 3000 Index* generated a total return of 11.36%.

Continued improvement in international stability after last summer's economic turmoil caused investors to focus on cyclical stocks that had mostly under-performed for the last several quarters. As a result, the market experienced both an increase in breadth and a significant rotation into cyclicals. Importantly, this increase in market breadth permitted sector rotations without causing a significant sell-off in the broad market averages.

The Fund demonstrated the benefits associated with its all-capitalization strategy as the first half of 1999 showed improved market breadth. The all-capitalization strategy -- sometimes described as broad market strategy -- attempts to exceed the returns associated with popular market indices by purchasing companies of all sizes which are the most attractive to own at the time. While the 20 largest growth stocks have generally driven market returns over the past few years, in our opinion many of these stocks are overpriced and provide small margins of safety for investors. In contrast, during this same period we have found small-cap and mid-cap companies that have attractive business prospects, and, yet, their stocks have larger margins of safety. We believe investors can benefit from a disciplined process of security analysis that assesses company fundamentals, strategic positioning, and valuation to determine whether a given company represents an attractive investment.

Certain communications services, consumer staples, and technology stocks drove the Fund's performance gains in the period. During the recent energy rally, we took some profits from the run-up in refiners and reinvested in strategically well-positioned energy production companies.


------------
* The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index is unmanaged and not subject to the same management and trading expenses of a mutual fund. All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate and redemption values may be more or less than the original cost.

Over the period, we also established new positions in certain media stocks and selectively exited technology positions that had reached our assessment of full value. Average individual position size has decreased modestly as the portfolio has added a number of new ideas. Finally, we increased positions in a few existing holdings that are experiencing improving business fundamentals that, in our opinion, are not yet reflected in current market prices.

The rotation that has recently taken place in the equity markets has principally benefited three categories: value stocks, cyclical stocks, and small/mid-cap stocks. We believe that this rotation, while no longer in its early stages, will continue to evolve. At the same time, while many market valuation indicators appear expensive, we are still able to find selected companies that have attractive fundamental profiles at reasonable prices.

While the secular case supporting the long term bull market still appears to be intact, the cyclical recovery of many depressed economies around the world does create the potential for rising U.S. interest rates. This, in turn, could dampen near term enthusiasm for U.S. equities. Our strategy in the Fund is not to try to time markets but, rather, to continue to evaluate the risk/reward of each security we own and use position size to reflect our views of risk and potential return. Overall, the portfolio continues to be positioned with companies that have favorable growth characteristics yet retain reasonable current valuations.

Thank you for your investment in the Salomon Brothers Variable Capital Fund. We look forward to helping you pursue your financial goals in the years to come.

Cordially,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman and President

August 3, 1999

The following graph depicts the performance of the Fund versus the Russell 3000 Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

HISTORICAL PERFORMANCE --
SALOMON BROTHERS VARIABLE CAPITAL FUND (unaudited)
Comparison of $10,000 Investment in the Fund with the Russell 3000 Index

                                 [LINE GRAPH]

                         Capital Fund         Russell 3000 Index

2/17/98                     10,000                 10,000
3/98                        10,780                 10,737
6/98                        10,971                 10,932
9/98                         9,661                  9,709
12/98                       11,812                 11,788
3/99                        11,619                 12,186
6/30/99                     13,374                 13,123

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account as administrative fees, account charges and surrender changes which, if reflected, would reduce the performance shown.



-----------------------------------------------------------------------------------------------
Historical Performance
-----------------------------------------------------------------------------------------------
                                   Net Asset Value
                                   ---------------
                                 Beginning       End         Income       Capital Gain   Total
Period Ended                     of Period   of Period      Dividend      Distribution  Returns+++
-----------------------------------------------------------------------------------------------
6/30/99                             $11.57      $13.10        $ 0.00         $0.00      13.22%
-----------------------------------------------------------------------------------------------
Inception* -- 12/31/98               10.00       11.57          0.09          0.15      18.12
-----------------------------------------------------------------------------------------------
                                                              $ 0.09        $ 0.15
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
Average Annual Total Returns+
-----------------------------------------------------------------------------------------------
Six Months Ended 6/30/99++                                                              13.22%
-----------------------------------------------------------------------------------------------
Year Ended 6/30/99                                                                      21.91
-----------------------------------------------------------------------------------------------
Inception* through 6/30/99                                                              23.80
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
Cumulative Total Return+
-----------------------------------------------------------------------------------------------
Inception* through 6/30/99                                                              33.73%
-----------------------------------------------------------------------------------------------

     + Assumes the reinvestment of all dividends and capital gains distributions at net asset value.
     ++ Total return is not annualized, as it may not be representative of the total return for the year.
     *  Inception date is February 17, 1998.

Schedule of Investments
June 30, 1999 (unaudited)

  Shares                          Security                             Value

-------------------------------------------------------------------------------
 COMMON STOCK -- 85.5%

 Basic Industries -- 5.9%
    2,300 Crown Cork & Seal Co., Inc. ............................   $   65,550
    3,000 Geon Co. ...............................................       96,750
    1,400 Martin Marietta Materials, Inc. ........................       82,600
    2,500 OM Group, Inc. .........................................       86,250
    1,400 Vulcan Materials Co. ...................................       67,550
                                                                     ----------
                                                                        398,700
                                                                     ----------

 Capital Goods -- 2.2%
    7,000 Harnishfeger Industries, Inc. ..........................       14,000
    1,000 Ingersoll-Rand Co. .....................................       64,625
    1,600 York International Corp. ...............................       68,500
                                                                     ----------
                                                                        147,125
                                                                     ----------

 Communications -- 10.5%
    1,400 Bell Atlantic Corp. ....................................       91,525
      800 Frontier Corp. .........................................       47,200
      268 General Motors Corp., Class H Shares....................       15,075
      700 GTE Corp. ..............................................       53,025
      700 MCI WorldCom, Inc. (a)..................................       60,375
    1,200 NTL Inc. (a)............................................      103,425
    4,500 PanAmSat Corp. (a)......................................      175,219
          Rogers Cantel Mobile Communications Inc., Class B Shares
   10,500 (a).....................................................      172,594
                                                                     ----------
                                                                        718,438
                                                                     ----------

 Consumer Cyclicals -- 7.4%
    2,000 Costco Cos., Inc. (a)...................................      160,125
    3,500 Federated Department Stores, Inc. (a)...................      185,281
   10,971 Fine Host Corp. (a).....................................      102,563
    5,000 Hollinger International Inc. ...........................       59,375
                                                                     ----------
                                                                        507,344
                                                                     ----------

 Consumer Non-Cyclicals -- 24.6%
    2,500 AT&T Corp. - Liberty Media Group, Class A Shares (a)....       91,875
   20,000 Food Lion Inc., Class B Shares..........................      231,250
    1,000 Hannaford Bros. Co. ....................................       53,500
    1,500 Hearst-Argyle Television, Inc. (a)......................       36,000
    5,900 Hormel Foods Corp. .....................................      237,475
    6,000 John B. Sanfilippo & Son, Inc. (a)......................       22,875
    3,500 Michael Foods, Inc. ....................................       82,250
    8,500 Nabisco Group Holdings Corp. ...........................      166,281
    3,200 News Corp. Ltd. ADR.....................................      101,000
    5,500 Philip Morris Cos. Inc. ................................      221,031
    3,000 R.J. Reynolds Tobacco Holdings, Inc. (a)................       94,500
    2,500 Sinclair Broadcast Group, Inc., Class A Shares (a)......       40,938
    5,000 Tyson Foods, Inc., Class A Shares (a)...................      112,500
          U.S. Satellite Broadcasting Co., Inc., Class A Shares
    5,500 (a).....................................................       98,978
    2,000 Viacom Inc., Class B Shares (a).........................       88,000
                                                                     ----------
                                                                      1,678,453
                                                                     ----------

 Energy -- 6.8%
    2,500 Devon Energy Corp. .....................................       89,375
    5,500 Paradigm Geophysical Ltd. (a)...........................       37,469
    2,500 Suncor Energy, Inc. ....................................      102,812

                       See Notes to Financial Statements.

Schedule of Investments
June 30, 1999 (unaudited) (continued)

  Shares                           Security                             Value

--------------------------------------------------------------------------------
 Energy -- 6.8% (continued)
    8,500 Tesoro Petroleum Corp. (a)................................  $  135,469
    3,700 Tosco Corp. ..............................................      95,969
                                                                      ----------
                                                                         461,094
                                                                      ----------
 Financial Services -- 8.7%
    3,500 Bank of New York Co., Inc. ...............................     128,406
    2,000 Fleet Financial Group, Inc. ..............................      88,750
      900 Goldman Sachs Group, Inc. ................................      65,025
    5,000 Independence Community Bank Corp. ........................      67,500
    5,000 Peoples Heritage Financial Group, Inc. ...................      94,063
    2,200 Protective Life Corp. ....................................      72,600
    2,200 Reinsurance Group of America, Inc. .......................      73,700
                                                                      ----------
                                                                         590,044
                                                                      ----------

 Health Care -- 2.4%
    4,500 CombiChem, Inc. (a).......................................      18,281
    2,500 Pharmacia & Upjohn, Inc. .................................     142,031
                                                                      ----------
                                                                         160,312
                                                                      ----------

 Technology -- 14.6%
    1,700 ADC Telecommunications, Inc. (a)..........................      77,456
    2,700 Amdocs Ltd. (a)...........................................      61,425
      900 Comverse Technology, Inc. (a).............................      67,950
      800 Hewlett-Packard Co. ......................................      80,400
      500 International Business Machines Corp. ....................      64,625
    5,500 Latitude Communications, Inc. (a).........................      71,500
    1,200 Legato Systems, Inc. (a)..................................      69,300
    1,500 Plantronics, Inc. (a).....................................      97,687
   11,000 S3 Inc. (a)...............................................     100,031
    5,500 Seagate Technology, Inc. (a)..............................     140,938
    5,000 SpeedFam-IPEC, Inc. (a)...................................      80,313
    1,200 Tellabs, Inc. (a).........................................      81,075
                                                                      ----------
                                                                         992,700
                                                                      ----------

 Utilities -- 2.4%
    5,500 Azurix Corp. (a)..........................................     110,000
    4,200 KN Energy, Inc. ..........................................      56,175
                                                                      ----------
                                                                         166,175
                                                                      ----------

          TOTAL COMMON STOCK
          (Cost -- $4,857,202)......................................   5,820,385
                                                                      ----------

 CONVERTIBLE PREFERRED STOCK -- 0.2%

 Consumer Cyclicals -- 0.2%
    2,500 BTI Capital Trust, 6.500% (Cost -- $96,608)...............      13,437
                                                                      ----------

   Face
  Amount                            Security                             Value

-------------------------------------------------------------------------------
 CONVERTIBLE CORPORATE BONDS -- 1.8%

 Consumer Cyclicals -- 1.4%
 $550,000 Sunbeam Corp., Sr. Sub. Debentures, zero coupon due 3/25/18
          (b)........................................................    92,125
                                                                        -------

 Technology -- 0.4%
  125,000 Aspect Telecommunication, zero coupon due 8/10/18..........    27,344
                                                                        -------

          TOTAL CONVERTIBLE CORPORATE BONDS
          (Cost -- $126,789).........................................   119,469
                                                                        -------

                       See Notes to Financial Statements.

Schedule of Investments
June 30, 1999 (unaudited) (continued)

   Face
  Amount                           Security                            Value

-------------------------------------------------------------------------------
 CORPORATE BONDS & NOTES -- 2.6%

 Basic Industries -- 1.1%
          Harnischfeger Industries Inc, Debentures:
  $60,000 8.900% due 3/1/22 (c)....................................  $   36,900
   25,000 8.700% due 6/15/22 (c)...................................      15,375
   40,000 6.875% due 2/15/27 (c)...................................      24,600
                                                                     ----------
                                                                         76,875
                                                                     ----------

 Financial Services -- 1.5%
  125,000 Contifinancial Corp., Sr. Notes, 8.375% due 8/15/03......     103,750
                                                                     ----------

          TOTAL CORPORATE BONDS & NOTES
          (Cost --  $165,705)......................................     180,625
                                                                     ----------

 Contracts                         Security                           Value

------------------------------------------------------------------------------
 PURCHASED OPTIONS(a) -- 0.1%

 Call Options -- 0.0%
         6 Iridium World Communications Ltd., Call @ $12.50,
           Expire 7/17/99.........................................         487
        24 Iridium World Communications Ltd., Call @ $20, Expire
           7/17/99................................................         375
        24 Iridium World Communications Ltd., Call @ $20, Expire
           10/16/99...............................................       1,650
                                                                    ----------
                                                                         2,512
                                                                    ----------

 Put Options -- 0.1%
        20 Amazon.com, Inc., Put @ $70, Expire 7/17/99............         250
         6 Amazon.com, Inc., Put @ $90, Expire 7/17/99............         300
        12 America Online, Inc., Put @ $80, Expire 7/17/99........         225
         6 America Online, Inc., Put @ $100, Expire 7/17/99.......       1,125
         1 Interactive Week Internet Index, Put @ $290, Expire
           7/17/99................................................         575
         2 Interactive Week Internet Index, Put @ $310, Expire
           7/17/99................................................       2,400
        11 Iridium World Communications Ltd., Put @ $5, Expire
           7/17/99................................................          69
        10 Iridium World Communications Ltd., Put @ $7.5, Expire
           7/17/99................................................         625
        11 Iridium World Communications Ltd., Put @ $10, Expire
           7/17/99................................................       1,719
                                                                    ----------
                                                                         7,288
                                                                    ----------
           TOTAL PURCHASED OPTIONS
           (Cost -- $29,689)......................................       9,800
                                                                    ----------

   Face
  Amount                           Security                            Value

-------------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 9.8%

 $668,000 State Street Bank & Trust Co., 4.700% due 7/1/99;
          Proceeds at maturity -- $668,087;
          (Fully collateralized by U.S. Treasury Bonds, 8.500% due
          2/15/20; Market value -- $687,053) (Cost -- $668,000)
          (d)......................................................     668,000
                                                                     ----------

          TOTAL INVESTMENTS -- 100%
          (Cost -- $5,943,993*)....................................  $6,811,716
                                                                     ==========

------
(a) Non-income producing security.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) Security is currently in default.
(d) Security is segregated to cover written options.
*  Aggregate cost for Federal income tax purposes is substantially the same.

 Abbreviations used in this schedule:
 ADR--American Depository Receipt.

                       See Notes to Financial Statements.

Statement of Assets and Liabilities
June 30, 1999 (unaudited)

ASSETS:
 Investments, at value (Cost -- $5,943,993)......................... $6,811,716
 Cash...............................................................        342
 Receivable for securities sold.....................................     48,071
 Deferred organization costs........................................     22,712
 Dividends and interest receivable..................................      8,077
 Receivable from investment manager.................................      6,469
 Prepaid expenses...................................................      1,173
                                                                     ----------
 Total Assets.......................................................  6,898,560
                                                                     ----------
LIABILITIES:
 Payable for securities purchased...................................    403,680
 Payable for written options........................................     21,700
 Administration fee payable.........................................      2,397
 Accrued expenses...................................................     20,069
                                                                     ----------
 Total Liabilities..................................................    447,846
                                                                     ----------
 Total Net Assets................................................... $6,450,714
                                                                     ==========
NET ASSETS:
 Par value of capital shares........................................ $      493
 Capital paid in excess of par value................................  5,298,252
 Undistributed net investment income................................     30,464
 Accumulated net realized gain from security transactions and
  options...........................................................    256,341
 Net unrealized appreciation of investments and options.............    865,164
                                                                     ----------
 Total Net Assets................................................... $6,450,714
                                                                     ==========
Shares Outstanding..................................................    492,602
                                                                     ----------
Net Asset Value, per share..........................................     $13.10
                                                                     ----------

                       See Notes to Financial Statements.

Statement of Operations
For the Six Months Ended June 30, 1999 (unaudited)

INVESTMENT INCOME:
 Dividends (net of foreign withholding tax of $251)..................  $ 32,905
 Interest............................................................    21,580
                                                                       --------
 Total Investment Income.............................................    54,485
                                                                       --------
EXPENSES:
 Management fees (Note 2)............................................    20,418
 Audit and legal.....................................................     9,620
 Custody.............................................................     4,165
 Shareholder communications..........................................     3,967
 Shareholder and system servicing fees...............................     3,630
 Amortization of deferred organization costs.........................     3,097
 Directors' fees.....................................................     2,529
 Administration fees.................................................     1,201
 Registration fees...................................................     1,041
 Other...............................................................     1,240
                                                                       --------
 Total Expenses......................................................    50,908
 Less: Management fee waiver and expense reimbursement (Note 2)......   (26,887)
                                                                       --------
 Net Expenses........................................................    24,021
                                                                       --------
Net Investment Income................................................    30,464
                                                                       --------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND OPTIONS (NOTES 3 AND 5):
 Realized Gain (Loss) From:
 Security transactions (excluding short-term securities).............   284,052
 Options purchased...................................................   (30,399)
 Options written.....................................................     5,177
                                                                       --------
 Net Realized Gain...................................................   258,830
                                                                       --------
 Change in Net Unrealized Appreciation of Investments and Options:
 Beginning of period.................................................   480,856
 End of period.......................................................   865,164
                                                                       --------
 Increase in Net Unrealized Appreciation.............................   384,308
                                                                       --------
Net Gain on Investments and Options..................................   643,138
                                                                       --------
Increase in Net Assets From Operations...............................  $673,602
                                                                       ========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Six Months Ended June 30, 1999 (unaudited) and the Period Ended December 31, 1998(a)

                                                           1999        1998
                                                        ----------  ----------
OPERATIONS:
 Net investment income................................. $   30,464  $   32,247
 Net realized gain.....................................    258,830      51,566
 Increase in net unrealized appreciation...............    384,308     480,856
                                                        ----------  ----------
 Increase in Net Assets From Operations................    673,602     564,669
                                                        ----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income.................................         --     (32,219)
 Net realized gains....................................         --     (54,083)
                                                        ----------  ----------
 Decrease in Net Assets From Distributions to
  Shareholders.........................................         --     (86,302)
                                                        ----------  ----------
FUND SHARE TRANSACTIONS (NOTE 9):
 Net proceeds from sale of shares......................  2,622,467   3,867,574
 Net asset value of shares issued for reinvestment of
  dividends............................................         --      86,302
 Cost of shares reacquired............................. (1,135,238)   (142,370)
                                                        ----------  ----------
 Increase in Net Assets From Fund Share Transactions...  1,487,229   3,811,506
                                                        ----------  ----------
Increase in Net Assets.................................  2,160,831   4,289,873
NET ASSETS:
 Beginning of period...................................  4,289,883          10
                                                        ----------  ----------
 End of period*........................................ $6,450,714  $4,289,883
                                                        ==========  ==========
 *Includes undistributed net investment income of:.....    $30,464          $0
                                                        ==========  ==========

------
(a) For the period from February 17, 1998 (commencement of operations) to De-cember 31, 1998.

                       See Notes to Financial Statements.

Notes to Financial Statements
(unaudited)

1. Significant Accounting Policies

Salomon Brothers Variable Capital Fund ("Fund") is a separate non-diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to seek capital appreciation. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and six other investment portfolios: Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The U.S. Government Income Fund and Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market markers or independent pricing services. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for accretion of original issue or market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which in turn is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.85% of its average daily net assets. This fee is calculated daily and paid monthly.

For the six months ended June 30, 1999, SBAM waived all of the management fees payable by the Fund and reimbursed expenses of $6,469.

Notes to Financial Statements
(unaudited) (continued)

SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SSBC.

CFBDS, Inc. acts as the Fund's distributor. For the six months ended June 30, 1999, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, received brokerage commissions of $400 from the Fund.

3. Investments

During the six months ended June 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases............................................................ $3,982,032
                                                                      ==========
Sales................................................................ $2,298,623
                                                                      ==========

At June 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation....................................... $1,072,568
Gross unrealized depreciation.......................................   (204,845)
                                                                     ----------
Net unrealized appreciation......................................... $  867,723
                                                                     ==========

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government se-curities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will re-alize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 1999, the Fund had outstanding 54 contracts of purchased call op-tions and 79 contracts of purchased put options.

When the Fund writes a call or put option, an amount equal to the premium re-ceived by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing pur-chase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying secu-rity, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put

Notes to Financial Statements
(unaudited) (continued)
option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following written call option transactions occurred during the six months ended June 30, 1999:

                                                             Number of
                                                             Contracts Premiums
                                                             --------- --------
Options written, outstanding at December 31, 1998..........      --    $     0
Options written during the six months ended June 30, 1999..      54     16,940
Options canceled in closing purchase transactions..........     (12)    (4,866)
                                                                ---    -------
Options written, outstanding at June 30, 1999..............      42    $12,074
                                                                ===    =======

The following represents the written call option contracts open at June 30, 1999:

 Number of                                                     Strike
 Contracts                                          Expiration Price   Value
 ---------                                          ---------- ------ --------
    12     Iridium World Communications Ltd. ....    10/16/99  $ 5.0  $ (6,900)
    18     Iridium World Communications Ltd. ....    10/16/99    7.5    (7,200)
    12     Iridium World Communications Ltd. ....    10/16/99   12.5    (2,625)
                                                                      --------
           Total Call Options Written (Premiums
            received -- $12,074).................                     $(16,725)
                                                                      ========

The following written put option transactions occurred during the six months ended June 30, 1999:

                                                             Number of
                                                             Contracts Premiums
                                                             --------- --------
Options written, outstanding at December 31, 1998..........      --    $     0
Options written during the six months ended June 30, 1999..      54     10,198
Options canceled in closing purchase transactions..........     (23)    (3,131)
                                                                ---    -------
Options written, outstanding at June 30, 1999..............      31    $ 7,067
                                                                ===    =======

The following represents the written put option contracts open at June 30, 1999:

 Number of                                                      Strike
 Contracts                                           Expiration Price   Value
 ---------                                           ---------- ------ -------
     9     Amazon.com, Inc. ......................    7/17/99   $60.0  $  (169)
     6     Amazon.com, Inc. ......................    7/17/99    80.0     (337)
     6     America Online, Inc. ..................    7/17/99    90.0     (375)
     5     Iridium World Communications Ltd. .....    1/22/00     7.5   (1,719)
     5     Iridium World Communications Ltd. .....    1/22/00    10.0   (2,375)
                                                                       -------
           Total Put Options Written (Premiums
            received -- $7,067)...................                     $(4,975)
                                                                       =======

Notes to Financial Statements
(unaudited) (continued)

6. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, the custodian maintains cash and other liquid securities in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 1999, the Fund did not hold any when-issued securities.

7. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 1999, the Fund did not hold any TBA securities.

8. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash and other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 1999, the Fund did not have any securities on loan.

9. Capital Stock

At June 30, 1999, the Series had 10,000,000,000 shares of capital stock autho-rized with a par value of $0.001 per share. Each share represents an equal pro-portionate interest and has an equal entitlement to any dividends and distribu-tions made by the Fund.

Transactions in shares were as follows:

                                           Six Months Ended     Period Ended
                                            June 30, 1999   December 31, 1998(a)
                                           ---------------- --------------------
Shares sold...............................     217,372            376,499
Shares issued on reinvestment.............          --              7,459
Shares reacquired.........................     (95,454)           (13,275)
                                               -------            -------
Net Increase..............................     121,918            370,683
                                               =======            =======

(a) For the period February 17, 1998 (commencement of operations) through De-cember 31, 1998.

Financial Highlights

For a share of capital stock outstanding for the year ended December 31, except where noted:

                                                               1999(1)  1998(2)
                                                               -------  -------
Net Asset Value, Beginning of Period.......................... $11.57   $10.00
                                                               ------   ------
Income From Operations:
 Net investment income (3)....................................   0.06     0.09
 Net realized and unrealized gain.............................   1.47     1.72
                                                               ------   ------
 Total Income From Operations.................................   1.53     1.81
                                                               ------   ------
Less Distributions From:
 Net investment income........................................     --    (0.09)
 Net realized gains...........................................     --    (0.15)
                                                               ------   ------
 Total Distributions..........................................     --    (0.24)
                                                               ------   ------
Net Asset Value, End of Period................................ $13.10   $11.57
                                                               ======   ======
Total Return++................................................  13.22%   18.12%
Net Assets, End of Period (000s).............................. $6,451   $4,290
Ratios to Average Net Assets (3)+:
 Expenses.....................................................   1.00%    1.00%
 Net investment income........................................   1.27%    1.35%
Portfolio Turnover Rate.......................................     50%     116%

(1) For the six months ended June 30, 1999 (unaudited).
(2) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(3) SBAM has waived all of its management fees for the six months ended June 30, 1999 and the period ended December 31, 1998. In addition, SBAM has re-imbursed the Fund for $6,469 and $33,776 in expenses for the six months ended June 30, 1999 and the period ended December 31, 1998, respectively. If such fees were not waived or expenses not reimbursed, the per share de-crease in net investment income and the actual expense ratio would have been as follows:

                           Net Investment Income Expense Ratios Without Fee
                            Per Share Decreases  Waivers and Reimbursement
                           --------------------- --------------------------
          1999............         $0.05                    2.12%+
          1998............          0.15                    3.26+

 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

                      [This page intentionally left blank]

Salomon Brothers Variable Series Funds Inc

Investment Manager
        Salomon Brothers Asset Management Inc
        7 World Trade Center
        New York, New York 10048

Custodian
        PNC Bank, N.A.
        17th and Chestnut Streets
        Philadelphia, Pennsylvania 19103

Legal Counsel
        Simpson Thacher & Bartlett
        425 Lexington Avenue
        New York, New York 10017


Directors
Charles F. Barber
        Consultant; formerly Chairman; ASARCO Incorporated
Carol L. Colman
        President, Colman Consulting Co., Inc.
Daniel P. Cronin
        Vice President-General Counsel,
        Pfizer International Inc.
Heath B. McLendon
        Chairman and President;
        Managing Director, Salomon Smith Barney Inc.
        President and Director, SSBC Fund Management Inc.
        and Travelers Investment Advisers, Inc.


Officers
Heath B. McLendon
        Chairman and President
Lewis E. Daidone
        Executive Vice President and Treasurer
Ross S. Margolies
        Executive Vice President
Beth A. Semmel
        Vice President
Peter J. Wilby
        Executive Vice President
George J. Williamson
        Executive Vice President
John B. Cunningham
        Executive Vice President
Pamela P. Milunovich
        Vice President
Anthony Pace
        Controller
Christina T. Sydor
        Secretary

                           --------------------
                               Salomon Brothers
                                --------------------
                                     Asset Management
              Seven World Trade Center . New York, New York 10048

SALOMON BROTHERS

Variable Series Funds Inc.

Semi-
Annual
Report
1999
JUNE 30, 1999

* HIGH YIELD BOND FUND

[GRAPHIC]

THE SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Our Message to You


DEAR SHAREHOLDER:

We are pleased to provide you with the semi-annual report for the Salomon Brothers Variable High Yield Bond Fund ("Fund") for the period ended June 30, 1999. This letter will briefly discuss general economic and market conditions as well as Fund developments during the reporting period. A detailed summary of performance and current Fund holdings can be found in the appropriate sections that follow.


MARKET OVERVIEW

While benefiting from a strong economy and a booming U.S. equity market, high yield suffered from the following:

1. A back-up in U.S. Treasuries due to concern about rising inflation;
2. slowing mutual fund inflows;
3. a heavy new issue calendar;
4. a reduction in broker/dealer liquidity; and
5. a rise in default rates, especially among marginal commodity producers.

The period began with concerns that a weak recovery in Asia and recession in Latin America would trigger a slowdown in the U.S. economy. However, economic growth in the U.S. was stronger than anticipated and led to concerns about rising inflation. These inflation fears caused interest rates to trend higher and dampened returns in the market, especially during the second quarter.

Also pressuring the high yield market during the second quarter was near-record new issue volume, as companies scrambled to secure financings before rates rose further, the general belief that the primary market would close during the fourth quarter and mutual fund outflows occurring during May and June.

For the period, the high yield market's top performers included basic industries such as metals/mining and paper & forest products, which continued to rebound from the severe declines last fall. Several non-cyclical industries such as gaming, consumer products and cable & media also outperformed, driven by improving earnings and buoyed by acquisition news. Energy outperformed, benefiting from increases in oil prices. The worst performers included health care, due to the industry's troubles with the recently y imposed Medicare reimbursement system, textile/apparel, which is suffering from cheaper imports, automotive, restaurants and services. In terms of credit quality, investors favored the lower tiers, as the better quality bonds, which trade more closely with Treasuries, were hurt by the falling Treasury market; BB, B and CCC issues showed returns of 0.70%, 1.60% and 7.57%, respectively.

The Fund benefited from an overweighting in basic industries and consumer non-cyclicals, such as gaming and food/beverage companies. It was also helped by underweightings in textiles, restaurants and health care. Performance was hurt, however, by overweightings in automotive and financial services and an underweighting in energy.

On June 30, 1999, the high yield market yielded 10.70%, up from 10.28% at year-end. The excess yield over Treasuries was 4.97% down from 5.66% at year-end. We believe that these levels still represent attractive long-term value. However, we expect to experience volatility through year-end due to Y2K concerns, inflation fears and a general lack of liquidity. We are looking to take advantage of attractive opportunities that may materialize in this environment.


THE VARIABLE HIGH YIELD BOND FUND

The Fund's primary objective is to maximize current income, with capital appreciation as a secondary objective. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of high yield fixed income securities rated in the medium or lower rating categories or those securities determined by the manager to be of comparable quality. The Fund commenced operations on May 1, 1998. For the six months ended June 30, 1999, the Fund returned 3.24% versus the 1.77% return for the Salomon Smith Barney High Yield Market Index(*) over the same period.

Thank you for your investment in the Salomon Brothers Variable High Yield Bond Fund. We look forward to helping you pursue your financial goals in the years to come.


Cordially,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman and President

August 13, 1999

(*) The Salomon Smith Barney High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost.
2

The following graph depicts the performance of the Fund versus the Salomon Smith Barney High Yield Market Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


HISTORICAL PERFORMANCE -
SALOMON BROTHERS VARIABLE HIGH  YIELD BOND FUND (unaudited)
Comparison of $10,000 Investment in the Fund with Salomon Smith Barney High Yield Market Index

                                 [LINE GRAPH]

                          High Yield        Salomon Brothers
                             Bond              High-Yield
                 Date        Fund             Market Index
       -----------------------------------------------------------------
                5/1/98      10,000               10,000
                 6/98       10,080               10,049
                 9/98        9,670                9,567
                12/98       10,014                9,902
                 3/99       10,276               10,051
               6/30/99      10,338               10,078

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.


----------------------------------------------------------------------------------------------------------------------------
Historical Performance
----------------------------------------------------------------------------------------------------------------------------

                                               Net Asset Value
                                           -----------------------
                                      Beginning           End                 Income          Capital Gain        Total
Period Ended                          of Period        of Period             Dividend         Distribution       Returns+++
============================================================================================================================
6/30/99                                $9.58             $9.89                $0.00              $0.00            3.24%
============================================================================================================================
Inception(*)-- 12/31/98                10.00              9.58                 0.43               0.00            0.14
============================================================================================================================
                                                                              $0.43              $0.00
============================================================================================================================

----------------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns+
----------------------------------------------------------------------------------------------------------------------------

Six Months Ended 6/30/99++                                                                                        3.24%
----------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30/99                                                                                                2.56
----------------------------------------------------------------------------------------------------------------------------
Inception(*) through 6/30/99                                                                                      2.89
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return+
----------------------------------------------------------------------------------------------------------------------------

Inception(*) through 6/30/99                                                                                      3.38%
----------------------------------------------------------------------------------------------------------------------------

 + Assumes the reinvestment of all dividends and capital gains distributions at net asset value.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 (*)  Inception date is May 1, 1998.

Schedule of Investments
June 30, 1999 (unaudited)

   Face
  Amount                           Security                             Value

--------------------------------------------------------------------------------
 CORPORATE BONDS -- 64.8%

 Basic Industries -- 9.6%
 $125,000 Bali Corp., Sr. Notes, 7.750% due 8/1/06.................   $  124,375
  125,000 Glencore Nickel Property Ltd., 9.000% 12/1/14............      106,250
          Indesco International Inc., Sr. Sub. Notes, 9.750% due
  125,000 4/15/08..................................................       82,500
  125,000 Millar Western Forest, Sr. Notes, 9.875% due 5/15/08.....      120,625
  125,000 Octel Development PLC, Sr. Notes, 10.000% due 5/1/06.....      129,375
          P&L Coal Holdings Corp., Series B, Sr. Sub. Notes, 9.625%
  125,000 due 5/15/08..............................................      126,250
                                                                      ----------
                                                                         689,375
                                                                      ----------

 Consumer Cyclicals -- 6.7%
          Cole National Group, Inc., Sr. Sub. Notes, 8.625% due
  125,000 8/15/07..................................................      116,250
          HMH Properties, Inc., Series B, Sr. Notes, 7.875% due
  125,000 8/1/08...................................................      115,000
  125,000 Leslie's Poolmart, Sr. Notes, 10.375% due 7/15/04........      130,000
          Prime Hospitality Corp., Series B, Sr. Sub. Notes, 9.750%
  125,000 due 4/1/07...............................................      123,437
                                                                      ----------
                                                                         484,687
                                                                      ----------

 Consumer Non-Cyclicals -- 14.8%
          American Safety Razor Co., Series B, Sr. Notes, 9.875%
  125,000 due 8/1/05...............................................      126,250
  125,000 Anchor Advanced Products, Sr. Notes, 11.750% due 4/1/04..      128,125
  125,000 Delta Beverage Group, Sr. Notes, 9.750% due 12/15/03.....      129,063
          Hines Horticulture Inc., Series B, Sr. Sub. Notes,
  125,000 11.750% due 10/15/05.....................................      133,437
  125,000 Home Interiors & Gifts, 10.125% due 6/1/08...............      125,000
          Horseshoe Gaming L.L.C., Series B, Sr. Sub. Notes, 9.375%
  125,000 due 6/15/07..............................................      126,250
          Imperial Holly Corp., Sr. Sub. Notes, 9.750% due
  125,000 12/15/07.................................................      123,750
          Revlon Worldwide Corp., Series B, Sr. Secured Discount
  125,000 Notes, zero coupon due 3/15/01...........................       85,313
   90,000 Sun International Hotels, 9.000% due 3/15/07.............       90,000
                                                                      ----------
                                                                       1,067,188
                                                                      ----------

 Energy -- 2.7%
          Canadian Forest Oil Ltd., Sr. Sub. Notes., 8.750% due
  100,000 9/15/07..................................................       96,000
  100,000 Clark R&M Inc., Sr. Sub. Notes, 8.875% due 11/15/07......       85,625
          TransAmerican Energy Corp., Series B, Sr. Secured Notes,
  125,000 11.500% due 6/15/02 (a)..................................       14,375
                                                                      ----------
                                                                         196,000
                                                                      ----------

          Contifinancial Corp. Sr. Notes:
   50,000 7 .500% due 3/15/02 .....................................       41,500
   75,000 8.125% due 4/1/08........................................       62,250
                                                                      ----------
                                                                         228,663
                                                                      ----------
 Financial Services -- 3.2%
          Airplanes Pass-Through Trust, Sub. Bonds, Series 1, Class
  125,000 D, 10.875% due 3/15/19...................................      124,913


 Housing Related -- 1.7%
  125,000 Forest City Enterprises, Sr. Notes, 8.500% due 3/15/08...      123,125
                                                                      ----------

 Manufacturing -- 6.0%
          BE Aerospace, Series B, Sr. Sub. Notes, 8.000% due
  125,000 3/1/08...................................................      118,750
          Breed Technologies Inc., Sr. Sub. Notes, 9.250% due
  100,000 4/15/08..................................................       15,000
   50,000 Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09 (b).....       50,312
          High Voltage Engineering, Sr. Notes, 10.500% due
  125,000 8/15/04..................................................      116,875
          Motors & Gears, Inc., Series D, Sr. Notes, 10.750% due
  125,000 11/15/06.................................................      127,187
                                                                      ----------
                                                                         428,124
                                                                      ----------

 Media & Telecommunications -- 15.4%
          Centennial Cellular, Sr. Sub. Notes, 10.750% due 12/15/08
   50,000 (b)......................................................       51,750
          Century Communications Corp., Series B, Sr. Discount
   75,000 Notes, zero coupon due 1/15/08...........................       33,750
  125,000 CSC Holdings Inc., Sr. Debentures, 7.625% due 7/15/18....      118,750
          Hollinger International Publishing, Sr. Sub. Notes,
  125,000 9.250% due 2/1/06........................................      127,813
          Intermedia Communications Inc., Series B, Sr. Notes,
   75,000 8.600% due 6/1/08........................................       69,750
          Nextel Communications, Sr. Serial Redeemable Discount
          Notes, zero coupon until 2/15/03, 9.950% thereafter, due
  200,000 2/15/08..................................................      138,500

                       See Notes to Financial Statements.

Schedule of Investments
June 30, 1999 (unaudited) (continued)

   Face
  Amount                          Security                             Value

-------------------------------------------------------------------------------
 Media & Telecommunications -- 15.4% (continued)
          NTL Inc., Series B, Sr. Notes, zero coupon until 4/1/03,
 $150,000 9.75% thereafter, due 4/1/08............................   $  102,937
  125,000 Rogers Communications, Sr. Notes, 8.875% due 7/15/07....      126,250
  125,000 Telewest Communication PLC, Sr. Discount Notes, zero coupon until 4/15/04, 9.250% thereafter, due 4/15/09
          (b).....................................................       83,438
  200,000 United International Holdings Inc., Series B, Sr.
           Secured Discount Notes, zero coupon until 2/15/03,
           10.750% thereafter, due 2/15/08........................      133,000
          World Color Press Inc., Sr. Sub. Notes, 8.375% due
  125,000 11/15/08................................................      122,187
                                                                     ----------
                                                                      1,108,125
                                                                     ----------

 Services & Other -- 3.5%
  125,000 Iron Mountain Inc., Sr. Sub. Notes, 8.750% due 9/30/09..      123,750
          Safety-Kleen Services, Sr. Sub. Notes, 9.250% due
  125,000 6/1/08..................................................      130,625
                                                                     ----------
                                                                        254,375
                                                                     ----------

 Transportation -- 1.2%
          Enterprises Shipholding Inc., Sr. Notes, 8.875% due
  125,000 5/1/08..................................................       87,500
                                                                     ----------
          TOTAL CORPORATE BONDS
          (Cost -- $5,071,880)....................................    4,667,162
                                                                     ----------

 SOVEREIGN BONDS -- 26.9%

 Argentina -- 4.6%
          Republic of Argentina:
  116,250 FRB, 5.9375% due 3/31/05 (c)............................       99,394
   60,000 Global Bonds, 11.375% due 1/30/17.......................       51,675
  200,000 Global Bonds, 11.750% due 4/7/09........................      180,030
                                                                     ----------
                                                                        331,069
                                                                     ----------
 Brazil -- 4.9%
          Federal Republic of Brazil:
  282,552 C Bond, 8.000% due 4/15/14 (d)..........................      184,278
  250,000 NMB, Series L, 5.9375% due 4/15/09 (c)..................      169,844
                                                                     ----------
                                                                        354,122
                                                                     ----------

 Bulgaria -- 1.2%
          Republic of Bulgaria, Discount Bonds, Series A, 5.875%
  125,000 due 7/28/24 (c).........................................       85,469
                                                                     ----------

 Colombia -- 1.4%
  125,000 Republic of Colombia, Global Bonds, 9.750% due 4/23/09..      103,281
                                                                     ----------

 Croatia -- 1.4%
          Republic of Croatia, FRB, Series A, 5.8125% due 7/31/10
  130,000 (c).....................................................      103,513
                                                                     ----------

 Ecuador -- 1.4%
  250,000 Republic of Ecuador, Par Bonds, 4.000% due 2/28/25 (c)..       97,500
                                                                     ----------

 Ivory Coast -- 0.5%
  125,000 Republic of Ivory Coast, FLIRB, 2.000% due 3/29/18 (c)..       34,063
                                                                     ----------

 Mexico -- 4.5%
          United Mexican States, Global Bonds, 11.375% due
  300,000 9/15/16.................................................      320,811
                                                                     ----------

 Philippines -- 1.0%
   75,000 Republic of the Philippines, 9.875% due 1/15/19.........       73,725
                                                                     ----------

 Poland -- 0.8%
  100,000 Republic of Poland, Par Bonds, 3.000% due 10/27/24 (c)..       60,250
                                                                     ----------

 Russia -- 1.5%
  190,000 Russian Government, Global Bonds, 12.750% due 6/24/28...      108,063
                                                                     ----------

 Venezuela -- 3.7%
          Republic of Venezuela:
  202,380 DCB, Series DL, 6.3125% due 12/18/07(c).................      155,959
  125,000 Global Bonds, 13.625% due 8/15/18.......................      112,812
                                                                     ----------
                                                                        268,771
                                                                     ----------

          TOTAL SOVEREIGN BONDS
          (Cost -- $1,928,750)....................................    1,940,637
                                                                     ----------

                       See Notes to Financial Statements.

Schedule of Investments
June 30, 1999 (unaudited) (continued)

   Face
  Amount                          Security                            Value

-------------------------------------------------------------------------------
 LOAN PARTICIPATIONS -- 3.3%

 Algeria -- 1.1%
 $125,000 The People's Democratic Republic of Algeria, Tranche 1,
          6.000% due 9/4/06 (Chase) (c)(e) ......................   $   78,125
                                                                    ----------

 Morocco -- 1.1%
          Kingdom of Morocco, Tranche A, 6.0625% due 1/1/09 (J.P.
  100,000 Morgan) (c)(e).........................................       80,750
                                                                    ----------

 Russia -- 1.1%
          Russian Government, Principal Loan, due 12/15/20 (J.P.
  650,000 Morgan) (a)(e).........................................       80,031
                                                                    ----------
          TOTAL LOAN PARTICIPATIONS
          (Cost -- $203,718).....................................      238,906
                                                                    ----------
  Shares                          Security                            Value

-------------------------------------------------------------------------------
 CONVERTIBLE PREFERRED STOCK (f) -- 0.0%

 Manufacturing -- 0.0%
      219 TCR Holding Corp., Class B.............................            13
      121 TCR Holding Corp., Class C.............................             7
      318 TCR Holding Corp., Class D.............................            17
      658 TOR Holding Corp., Class E.............................            41
                                                                    ----------
          (Cost -- $78)..........................................            78
                                                                    ----------
   Face
  Amount                          Security                            Value

-------------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 5.0%
 $358,000 State Street Bank & Trust Co., 4.700% due 7/1/99;
          Proceeds at maturity -- $358,047; (Fully collateralized
          by U.S. Treasury Bonds, 8.500% due 2/15/20; Market
          value -- $368,973) (Cost -- $358,000)..................      358,000
                                                                    ----------
          TOTAL INVESTMENTS -- 100%
          (Cost -- $7,562,426*)                                     $7,204,783
                                                                    ==========

------
(a)  Security is in default and is non-income producing.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) Rate shown reflects current rate on instrument with variable rates or step coupon rates.
(d) Payment-in-kind security for which all or part of the interest earned is capitalized as additional principal.
(e) Participation interests were acquired through the financial institutions indicated parenthetically.
(f)  Non-income producing securities.
*  Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this statement:
  DCB -- Debt Conversion Bonds.
  FLIRB -- Front-Loaded Interest Reduction Bonds.
  FRB -- Floating Rate Bonds.
  NMB -- New Money Bonds.
                       See Notes to Financial Statements.

Statement of Assets and Liabilities
June 30, 1999 (unaudited)

ASSETS:
 Investments, at value (Cost -- $7,562,426)......................... $7,204,783
 Cash...............................................................        282
 Interest receivable................................................    142,823
 Receivable for securities sold.....................................     63,375
 Prepaid expenses...................................................      1,402
                                                                     ----------
 Total Assets.......................................................  7,412,665
                                                                     ----------
LIABILITIES:
 Payable for securities purchased...................................     23,248
 Payable to investment manager......................................      4,082
 Administration fees payable........................................      3,771
 Accrued expenses...................................................     23,820
                                                                     ----------
 Total Liabilities..................................................     54,921
                                                                     ----------
Total Net Assets.................................................... $7,357,744
                                                                     ==========
NET ASSETS:
 Par value of capital shares........................................ $      744
 Capital paid in excess of par value................................  7,474,110
 Undistributed net investment income................................    327,862
 Accumulated net realized loss on investments.......................    (87,329)
 Net unrealized depreciation on investments.........................   (357,643)
                                                                     ----------
Total Net Assets.................................................... $7,357,744
                                                                     ==========
Shares Outstanding..................................................    744,295
                                                                     ----------
Net Asset Value, per share..........................................      $9.89
                                                                     ----------

                       See Notes to Financial Statements.

Statement of Operations
For the Six Months Ended June 30, 1999 (unaudited)

INVESTMENT INCOME:
 Interest...........................................................  $ 361,814
                                                                      ---------
EXPENSES:
 Management fees (Note 2)...........................................     25,464
 Audit and legal....................................................      9,620
 Shareholder and system servicing fees..............................      6,010
 Shareholder communications.........................................      5,951
 Directors' fees....................................................      2,529
 Registration fees..................................................      1,736
 Administration fees (Note 2).......................................      1,698
 Custody fees.......................................................        893
 Other..............................................................      1,433
                                                                      ---------
 Total Expenses.....................................................     55,334
 Less: Management fee waiver (Note 2)...............................    (21,382)
                                                                      ---------
 Net Expenses.......................................................     33,952
                                                                      ---------
Net Investment Income...............................................    327,862
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
 Realized Loss From Security Transactions (excluding short-term securities)
 Proceeds from sales................................................  2,176,744
 Cost of securities sold............................................  2,203,274
                                                                      ---------
 Net Realized Loss..................................................    (26,530)
                                                                      ---------
 Change in Net Unrealized Depreciation of Investments:
 Beginning of period................................................   (275,564)
 End of period......................................................   (357,643)
                                                                      ---------
 Increase in Net Unrealized Depreciation............................    (82,079)
                                                                      ---------
Net Loss on Investments.............................................   (108,609)
                                                                      ---------
Increase in Net Assets From Operations..............................  $ 219,253
                                                                      =========

                       See Notes to Financial Statements.

Statement of Changes in Net Assets
For the Six Months Ended June 30, 1999 (unaudited) and the Period Ended December 31, 1998(a)

                                                          1999        1998
OPERATIONS:                                            ----------  -----------
 Net investment income................................ $  327,862  $   300,589
 Net realized loss....................................    (26,530)     (60,799)
 Increase in net unrealized depreciation..............    (82,079)    (275,564)
                                                       ----------  -----------
 Increase (Decrease) in Net Assets From Operations....    219,253      (35,774)
                                                       ----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income................................        --      (300,589)
 Capital..............................................        --          (435)
                                                       ----------  -----------
 Decrease in Net Assets From Distributions to
  Shareholders........................................        --      (301,024)
                                                       ----------  -----------
FUND SHARE TRANSACTIONS (NOTE 12):
 Net proceeds from sale of shares.....................  1,580,523    8,698,225
 Net asset value of shares issued for reinvestment of
  dividends...........................................        --       301,024
 Cost of shares reacquired............................ (1,391,133)  (1,713,350)
                                                       ----------  -----------
 Increase in Net Assets From Fund Share Transactions..    189,390    7,285,899
                                                       ----------  -----------
Increase in Net Assets................................    408,643    6,949,101
NET ASSETS:
 Beginning of period..................................  6,949,101          --
                                                       ----------  -----------
 End of period*....................................... $7,357,744  $ 6,949,101
                                                       ==========  ===========
 * Includes undistributed net investment income of:      $327,862          --
                                                       ==========  ===========

------
(a) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.
                       See Notes to Financial Statements.

Notes to Financial Statements
(unaudited)

1. Significant Accounting Policies

Salomon Brothers Variable High Yield Bond Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to maximize current income and secondarily to seek capital appreciation. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and six other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The U.S. Government Income Fund and Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate semi-annual reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for accretion of original issue or market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) it is the Fund's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which in turn is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment manage-ment fee calculated at the annual rate of 0.75% of its average daily net as-sets. This fee is calculated daily and paid monthly.

For the six months ended June 30, 1999, SBAM waived a portion of its management fees amounting to $21,382.

Notes to Financial Statements
(unaudited) (continued)

SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp. ("MMC"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and MMC.

CFBDS, Inc. acts as the Fund's distributor. For the six months ended June 30, 1999, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, received no brokerage commissions from the Fund.

3. Investments

During the six months ended June 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases............................................................ $2,786,560
                                                                      ==========
Sales ............................................................... $2,176,744
                                                                      ==========

At June 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation....................................... $ 153,559
Gross unrealized depreciation.......................................  (511,202)
                                                                     ---------
Net unrealized depreciation......................................... $(357,643)
                                                                     =========

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government se-curities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash or other liquid securities with respect to the reverse repurchase agreements.

At June 30, 1999, the Fund had no open reverse repurchase agreements.

Notes to Financial Statements
(unaudited) (continued)

6. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will re-alize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 1999, the Fund had no open purchased call or put options.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended June 30, 1999, the Fund did not write any call or put options.

7. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, the custodian maintains cash or other liquid securities in a segregated account equal in value to the purchase price of the when issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 1999, the Fund did not hold any when-issued securities.

8. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 1999, the Fund did not hold any TBA securities.

Notes to Financial Statements
(unaudited) (continued)

9. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 1999, the Fund did not have any securities on loan.

10. Loan Participations

The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At June 30, 1999, the Fund held loan participations with a total cost of $203,718.

11. Capital Loss Carryforward

At December 31, 1998, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $60,800, available to offset future capital gains through December 31, 2006. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed.

12. Capital Stock

At June 30, 1999, the Series had 10,000,000,000 shares of capital stock autho-rized with a par value of $0.001 per share. Each share represents an equal pro-portionate interest and has an equal entitlement to any dividends and distribu-tions made by the Fund.

Transactions in shares were as follows:

                                           Six Months Ended     Period Ended
                                            June 30, 1999   December 31, 1998(a)
                                           ---------------- --------------------
Shares sold...............................      161,308            871,685
Shares issued on reinvestment.............          --              31,422
Shares redeemed...........................     (142,590)          (177,530)
                                               --------           --------
Net Increase..............................       18,718            725,577
                                               ========           ========

------
(a) For the period May 1, 1998 (commencement of operations) through December 31, 1998.

Financial Highlights
For a share of capital stock outstanding for the year ended December 31, except where noted:

                                                              1999(1)  1998(2)
                                                              -------  -------
Net Asset Value, Beginning of Period......................... $ 9.58   $10.00
                                                              ------   ------
Income (Loss) From Operations:
 Net investment income (3)...................................   0.44     0.43
 Net realized and unrealized loss............................  (0.13)   (0.42)
                                                              ------   ------
 Total Income From Operations................................   0.31     0.01
                                                              ------   ------
Less Distributions From:
 Net investment income.......................................    --     (0.43)
 Capital.....................................................    --     (0.00)*
                                                              ------   ------
 Total Distributions.........................................    --     (0.43)
                                                              ------   ------
Net Asset Value, End of Period............................... $ 9.89   $ 9.58
                                                              ======   ======
Total Return++...............................................   3.24%    0.14%
Net Assets, End of Period (000s)............................. $7,358   $6,949
Ratios to Average Net Assets (3)+:
 Expenses....................................................   1.00%    1.00%
 Net investment income.......................................   9.66%    7.25%
Portfolio Turnover Rate......................................     33%      37%

------
(1) For the six months ended June 30, 1999 (unaudited).
(2) For the period from May 1, 1998 (commencement of operations) through Decem-ber 31, 1998.
(3) SBAM has waived all or a portion of its management fees for the six months ended June 30, 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for expenses of $11,942 for the period ended December 31, 1998. If such fees were not waived and expenses not reim-bursed, the per share decrease in net investment income and the actual ex-pense ratio would have been as follows:

                                                          Expense Ratios
                                  Net Investment Income Without Fee Waivers
                                   Per Share Decreases   and Reimbursement
                                  --------------------- -------------------
           1999..................         $0.03                1.63%+
           1998..................          0.06                2.04+

 * Amount represents less than $0.01.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

                      [This page intentionally left blank]

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    7 World Trade Center
    New York, New York 10048

CUSTODIAN
    PNC Bank, N.A.
    17th and Chestnut Streets
    Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Officers
HEATH B. MCLENDON
    Chairman and President
LEWIS E. DAIDONE
    Executive Vice President and Treasurer
ROSS S. MARGOLIES
    Executive Vice President
BETH A. SEMMEL
    Executive Vice President
PETER J. WILBY
    Executive Vice President
GEORGE J. WILLIAMSON
    Executive Vice President
JOHN B. CUNNINGHAM
    Vice President
ANTHONY PACE
    Controller
CHRISTINA T. SYDOR
    Secretary

Directors
CHARLES F. BARBER
    Consultant; formerly Chairman; ASARCO Incorporated
CAROL L. COLMAN
    President, Colman Consulting Co., Inc.
DANIEL P. CRONIN
    Vice President-General Counsel,
    Pfizer International Inc.
HEATH B. MCLENDON
    Chairman and President;
    Managing Director, Salomon Smith Barney Inc.
    President and Director, SSBC Fund Management Inc.
    and Travelers Investment Advisers, Inc.

                            ----------------------
                               Salomon Brothers
                              ----------------------
                                   Asset Management

              SEVEN WORLD TRADE CENTER o NEW YORK, NEW YORK 10048

SALOMON BROTHERS

  Variable Series Funds Inc

[GRAPHIC]

Semi-
Annual
Report
1999

JUNE 30,1999

* STRATEGIC BOND FUND

[GRAPHIC]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

  Our Message to You


DEAR SHAREHOLDER:

We are pleased to provide you with the semi-annual report for the Salomon Brothers Variable Strategic Bond Fund ("Fund") for the period ended June 30, 1999. This letter will briefly discuss general economic and market conditions as well as Fund developments during the reporting period. A detailed summary of performance and current Fund holdings can be found in the appropriate sections that follow.


MARKET OVERVIEW

During the first half of 1999, a strong domestic economy, rising oil prices and a rebound in economic activity overseas combined to force interest rates up and prices on investment grade bonds down across the U.S. yield curve. The Federal Reserve Board ("Fed") added to the bond market malaise by adopting a tightening bias in May and raising the federal-funds rate by 25 basis points to 5.0% at the Federal Open Market Committee ("FOMC") in late June.

Financial markets began 1999 under the shadow of the 1998 financial crisis. Caution prevailed among fixed income investors who remained overweighted in high quality bonds such as U.S. Treasuries. Investor fears proved to be well founded by mid-January. Brazil devalued its currency and saw its interest rates rise sharply. Rather than Brazil serving as the catalyst for another vicious round of contagion, financial markets seemed to shrug it off. In effect, the episode became a bottoming event that boosted the confidence of investors to venture out of U.S. Treasuries into higher yielding bonds.

Emerging markets debt had a stellar six months for the first half of 1999, with Russia taking the lead as top performer. Continued strong growth in the U.S. and the 50 basis point easing by the European Central Bank calmed investors' fears that a major slowdown in the industrialized world would have a detrimental impact on emerging markets. Within the emerging markets, interest rate declines and surprisingly low inflation numbers in Brazil encouraged a resumption of private sector capital flows to the entire Latin American region, despite the country's devaluation earlier in the year. Additionally, the rebound in oil prices strengthened all oil producing economies and especially those in emerging markets. Venezuela, Ecuador, Algeria, Russia and Mexico have all benefited by the nearly 50% increase in the price of oil since late February.

In general, the Fund's manager would expect continued volatility going forward, though he does not necessarily expect a major correction. The Fed has engineered a nice balance of strong economic growth, low inflation and favorable interest rates. According to the manager, those factors, coupled with strong expected quarterly earnings, should provide for a favorable performance for the Fund.

THE STRATEGIC BOND FUND

The Fund's primary objective is to seek a high level of current income, with capital appreciation as a secondary objective. The Fund seeks to achieve its objectives by investing in a globally diverse portfolio through allocations to segments of the fixed income market that the manager believes will best contribute to the achievement of the Fund's investment objectives. Tactical allocations may include U.S. and non-U.S. investment grade, high yield and emerging market debt securities.

The Fund commenced operations on February 17, 1998. For the six months ended June 30, 1999, the Fund returned a negative 0.79% versus a negative 1.37% for the Lehman Brothers Aggregate Bond Index. The Fund's strategy of allocating away from lower yielding investment grade bonds into high yielding lower rated credits proved advantageous over the past six months. High yield bonds as measured by the Salomon Smith Barney High Yield Index were up 1.76% and emerging market debt, as measured by the Salomon Smith Barney Index, was up 6.2%.

Thank you for your investment in the Salomon Brothers Variable Strategic Bond Fund. We look forward to helping you pursue your financial goals in the years to come.

Cordially,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman and President

August 11, 1999

The following graph depicts the performance of the Fund versus the Lehman Brothers Aggregate Bond Index. It is important to note that the Fund is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE--STRATEGIC BOND FUND (Unaudited)
Comparison of $10,000 Investment in the Fund with
Lehman Brothers Aggregate Bond Index
--------------------------------------------------------------------------------

              [LINE GRAPH]

                                Lehman Brothers
                Strategic       Aggregate Bond
Date            Bond Fund            Index
-------------------------------------------------
2/17/98        $10,000              $10,000
3/98            10,070               10,034
6/98            10,190               10,286
9/98            10,410               10,703
12/98           10,617               10,789
3/99            10,565               10,685
6/30/99         10,534               10,591


Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

---------------------------------------------------------------------------------------------------------------------------
 Historical Performance
---------------------------------------------------------------------------------------------------------------------------

                                  Net Asset Value
                                -------------------
                             Beginning         End            Income        Capital Gain       Return of        Total
Period Ended                 of Period       of Period       Dividend       Distribution        Capital        Returns+++
===========================================================================================================================
6/30/99                        $10.13          $10.05           $0.00           $0.00           $0.00          (0.79)%
---------------------------------------------------------------------------------------------------------------------------
Inception(*)-- 12/31/98         10.00           10.13            0.47            0.01            0.01           6.18
===========================================================================================================================
                                                                $0.47           $0.01           $0.01
===========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
 Average Annual Total Returns+
---------------------------------------------------------------------------------------------------------------------------

Six Months Ended 6/30/99++                                                                                     (0.79)%
---------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30/99                                                                                              3.37
---------------------------------------------------------------------------------------------------------------------------
Inception(*) through 6/30/99                                                                                    3.89
===========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
 Cumulative Total Return+
---------------------------------------------------------------------------------------------------------------------------

Inception(*) through 6/30/99                                                                                    5.34%
===========================================================================================================================
  +   Assumes the reinvestment of all dividends and capital gains distributions at net asset value.
 ++   Total return is not annualized, as it may not be representative of the total return for the year.
 (*)  Inception date is February 17, 1998.

Schedule of Investments
June 30, 1999 (unaudited)

       Face
      Amount                          Security                         Value

-------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 21.7%
 $    10,000       U.S. Treasury Notes, 4.750% due 2/15/04.......   $     9,588
     645,000       U.S. Treasury Notes, 4.750% due 11/15/08 (a)..       592,136
      10,000       U.S. Treasury Bonds, 6.125% due 11/15/27 (a)..         9,926
      35,000       U.S. Treasury Bonds, 5.500% due 8/15/28 (a)...        32,020
                   Federal National Mortgage Association:
     900,000       6.000%, 30 year (b)(c)........................       848,813
   1,000,000       6.500%, 30 year (b)(c)........................       968,438
   1,000,000       7.500%, 30 year (b)(c)........................     1,013,438
                                                                    -----------
                   TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
                   (Cost -- $3,535,776)..........................     3,474,359
                                                                    -----------

 ASSET-BACKED SECURITIES -- 0.5%
     100,000       Contimortgage Home Equity Loan, Series 1999-3,
                    Class B, 7.000% due 7/25/30 (Cost --
                     $84,133)....................................        84,375
                                                                    -----------

 COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.2%
     125,000       Commercial Mortgage Asset Trust, Series 1999-
                    C1, Class C, 7.350% due 8/17/13..............       120,391
                   DLJ Commercial Mortgage Corp.:
     593,752       Series 1998-CG1, Class S, 0.704% due 5/10/23
                    (d)..........................................        25,234
     994,663       Series 1998-CF2, Class S, 0.849% due
                    11/12/31(d)..................................        51,910
                                                                    -----------
                   TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                   (Cost -- $205,526)............................       197,535
                                                                    -----------

 MORTGAGE-BACKED SECURITIES -- 4.3%
      93,320       Countrywide Mortgage Backed Securities, Inc.,
                    Series 1994-J, Class B1, 7.750% due 6/25/24..        93,320
      24,601       First Union Residential Securitization, Series
                    1998-A, Class B2, 7.000% due 8/25/28.........        22,249
                   FANNIEMAE-ACES:
      85,730       Series 1996-M6, Class A, 7.388% due 8/17/03...        86,239
   1,298,674       Series 1999-M3, Class N, 1.044% due 6/25/38
                    (d)..........................................        74,748
      99,278       GE Capital Mortgage Services Inc., Series
                    1998-15, Class B1, 6.750% due 11/25/28.......        93,073
     122,740       Mid-State Trust, Series 6, Class A1, 7.340%
                    due 7/1/35...................................       123,661
                   PNC Mortgage Securities:
      24,720       Series 1998-4, Class 3B3, 6.750% due 5/25/28..        21,924
      24,715       Series 1998-4, Class CB3, 6.838% due 5/25/28..        21,618
      24,657       Series 1998-5, Class CB3, 6.734% due 7/25/28..        21,791
      74,738       Series 1999-1, Class CB2, 6.772% due 3/25/29..        69,274
      64,739       Series 1999-2, Class DB3, 6.904% due 4/25/29..        56,566
                                                                    -----------
                   TOTAL MORTGAGED-BACKED SECURITIES
                   (Cost -- $713,509)............................       684,463
                                                                    -----------

 CORPORATE BONDS -- 23.4%

 Basic Industries -- 2.0%
     125,000       AEI Resources Inc., 10.500% due 12/15/05(e)...       122,500
     125,000       PCI Chemicals Canada Inc., Series B, Sr.
                    Secured Notes, 9.250% due 10/15/07 (a).......       106,250
      25,000       Praxair, Inc., 6.150% due 4/15/03.............        24,625
      25,000       Raytheon Co., 6.150% due 11/1/08..............        23,594
      45,000       Service Corporation International, 6.000% due
                    12/15/05.....................................        41,513
                                                                    -----------
                                                                        318,482
                                                                    -----------

 Consumer Cyclicals -- 0.9%
     125,000       HMH Properties Inc., Series B, Sr. Notes,
                    7.875% due 8/1/08............................       115,000
      25,000       Staples Inc., Sr. Notes, 7.125% due 8/15/07
                    (a)..........................................        24,969
                                                                    -----------
                                                                        139,969
                                                                    -----------

 Consumer Non-Cyclicals -- 1.9%
     125,000       French Fragrances, Inc., Series B, Sr. Notes,
                    10.375% due 5/15/07 (a)......................       127,031
     125,000       Park Place Entertainment, Sr. Sub. Notes,
                    7.875% due 12/15/05..........................       119,063
      60,000       Pueblo Xtra International, Sr. Notes, 9.500%
                    due 8/1/03...................................        58,200
                                                                    -----------
                                                                        304,294
                                                                    -----------


                       See Notes to Financial Statements.

Schedule of Investments
June 30, 1999 (unaudited) (continued)

       Face
      Amount                          Security                         Value

-------------------------------------------------------------------------------
 Energy -- 1.6%
 $   125,000       Clark R & M Inc., Sr. Sub. Notes, 8.875% due
                    11/15/07 (a).................................   $   107,031
     150,000       Pennzoil Co., Debentures, 10.250% due 11/1/05
                    (a)..........................................       155,625
                                                                    -----------
                                                                        262,656
                                                                    -----------
 Financial Services -- 2.7%
     100,000       Bank of America Corp., Medium Term Notes,
                    Series H, 5.750% due 3/1/04 (a)..............        97,375
     125,000       Contifinancial Corp., Sr. Notes, 8.125% due
                    4/1/08.......................................       103,750
      15,000       First Data Corp., Medium Term Notes, 6.375%
                    due 12/15/07 (a).............................        14,625
      10,000       Ford Motor Credit Co., Sr. Notes, 5.800% due
                    1/12/09......................................         9,163
      10,000       Merrill Lynch & Co., Inc., 6.000% due
                    11/15/04.....................................         9,762
      50,000       PaineWebber Group Inc., Sub Notes, 7.750% due
                    9/1/02.......................................        51,125
     100,000       TPSA Finance BV, 7.750% due 12/10/08 (e)......        98,625
      50,000       U.S. Bank, 5.700% due 12/15/08................        45,812
                                                                    -----------
                                                                        430,237
                                                                    -----------
 Housing Related -- 1.5%
     250,000       Forest City Enterprises, Sr. Notes, 8.500% due
                    3/15/08 (a)..................................       246,250
                                                                    -----------
 Manufacturing -- 3.3%
     125,000       Axiohm Transaction Solution Inc., 9.750% due
                    10/1/07 (a)..................................        62,500
     150,000       BE Aerospace Inc., Series B, Sr. Sub. Notes,
                    9.875% due 2/1/06 (a)........................       153,000
     125,000       Breed Technologies Inc., Sr. Sub. Notes,
                    9.250% due 4/15/08...........................        18,750
     125,000       High Voltage Engineering Corp., Sr. Notes,
                    10.500% due 8/15/04 (a)......................       116,875
     125,000       Navistar International Corp., Sr. Sub. Notes,
                    8.000% due 2/1/08 (a)........................       129,688
      50,000       TRW Inc., 6.450% due 6/15/01 (e)..............        50,000
                                                                    -----------
                                                                        530,813
                                                                    -----------
 Media and Telecommunications -- 5.8%
      17,091       Adelphia Communications, Sr. Notes, 9.500% due
                    2/15/04 (f)..................................        17,924
      75,000       Centennial Cellular, Sr. Sub. Notes, 10.750%
                    due 12/15/08 (a)(e)..........................        77,625
     125,000       Century Communications, Sr. Notes, 8.875% due
                    1/15/07 (a)..................................       125,312
     200,000       Charter Communications Holdings LLC., Sr.
                    Discount Note, zero coupon until 4/1/04,
                    9.920% thereafter,
                    due 4/1/11...................................       124,500
     125,000       CSC Holdings Inc., Sr. Debentures, 7.625% due
                    7/15/18 (a)..................................       118,750
     125,000       Falcon Holding Group L.P., Series B, Sr.
                    Debentures, 8.375% due 4/15/10...............       123,750
     125,000       Granite Broadcasting Corp., Sr. Sub. Notes,
                    8.875% due 5/15/08...........................       120,625
     125,000       Hollinger International Publishing Inc., Sr.
                    Sub. Notes, 9.250% due 3/15/07 (a)...........       127,813
     100,000       Telewest Communication PLC, Debentures, zero
                    coupon until 10/1/00, 11.000% thereafter, due
                    10/1/07......................................        89,250
                                                                    -----------
                                                                        925,549
                                                                    -----------
 Real Estate Investment Trust -- 0.3%
      50,000       Spieker Properties LP, 7.250% due 5/1/09......        48,438
                                                                    -----------
 Services and Other -- 1.6%
      20,000       Comdisco, Inc., Mandatory Par Put Remarketed
                    Securities/SM/, 6.130% due 8/1/01............        19,750
     125,000       La Petite Academy, Inc., Series B, Senior
                    Notes, 10.000% due 5/15/08...................       122,969
     125,000       Sitel Corp., Sr. Sub. Notes, 9.250% due
                    3/15/06 (a)..................................       119,531
                                                                    -----------
                                                                        262,250
                                                                    -----------
 Utilities -- 0.2%
      40,000       GTE Corp., Debentures, 6.940% due 4/15/28.....        38,250
                                                                    -----------
 Transportation -- 1.6%
     100,000       Atlantic Express Transportation Corp., Sr.
                    Secured Notes, 10.750% due 2/1/04 (a)........       100,000
     150,000       Coach USA Inc., Sr. Sub. Notes, 9.375% due
                    7/1/07.......................................       156,000
                                                                    -----------
                                                                        256,000
                                                                    -----------
                   TOTAL CORPORATE BONDS
                   (Cost -- $4,047,565)..........................     3,763,188
                                                                    -----------


                       See Notes to Financial Statements.

Schedule of Investments
June 30, 1999 (unaudited) (continued)

       Face
     Amount(g)                        Security                         Value

-------------------------------------------------------------------------------
 SOVEREIGN BONDS -- 21.0%
 Argentina -- 2.1%
                   Republic of Argentina:
     200,000       Global Bonds, 11.000% due 12/4/05.............   $   184,000
     175,000       Global Bonds, 11.375% due 1/30/17.............       150,719
                                                                    -----------
                                                                        334,719
                                                                    -----------

 Australia -- 0.8%
      70,000   AUD General Electric Cap., 5.875% due 7/7/00......        46,640
     120,000   AUD Commerzbank, 10.250% due 4/20/00..............        82,377
      10,000   AUD New South Wales Treasury Corp., 7.375% due
                    2/21/07......................................         6,916
                                                                    -----------
                                                                        135,933
                                                                    -----------

 Brazil -- 3.2%
                   Federal Republic of Brazil:
     480,941       C Bonds, 8.000% due 4/15/14 (f)...............       313,665
     250,000       DCB, Series L, 5.9375% due 4/15/12 (h)........       155,000
      57,000       Series EI, 5.875% due 4/15/06 (h).............        45,208
                                                                    -----------
                                                                        513,873
                                                                    -----------

 Bulgaria -- 0.9%
                   Republic of Bulgaria:
     125,000       FLIRB, Series A, 2.500% due 7/28/12 (h).......        75,625
     100,000       IAB, 5.875% due 7/28/11(h)....................        68,875
                                                                    -----------
                                                                        144,500
                                                                    -----------

 Canada -- 0.2%
      50,000   CAD Canadian Government, 6.000% due 6/1/08........        35,048
                                                                    -----------

 Colombia -- 0.4%
      75,000       Republic of Colombia, 10.875% due 3/9/04......        71,625
                                                                    -----------

 Croatia -- 0.6%
     110,639       Republic of Croatia, Series B, 5.8125% due
                    7/31/06 (h)..................................        92,799
                                                                    -----------

 Germany -- 0.7%
                   Deutschland Republic:
      30,000   EUR 5.625% due 1/4/28.............................        31,840
      85,000   EUR 4.000% due 9/17/99............................        87,891
                                                                    -----------
                                                                        119,731
                                                                    -----------

 Greece -- 1.4%
                   Hellenic Republic:
   5,200,000   GRD 11.000% due 2/25/00...........................        16,680
  45,800,000   GRD 8.900% due 4/1/03.............................       156,523
   2,300,000   GRD 8.700% due 4/8/05.............................         8,107
  12,000,000   GRD 7.600% due 1/22/02............................        38,723
                                                                    -----------
                                                                        220,033
                                                                    -----------

 Italy -- 0.2%
      30,000   EUR Buoni Poliennali Del Tes, 5.250% due 11/1/29..        29,574
                                                                    -----------

 Ivory Coast -- 0.5%
     300,000       Republic of Ivory Coast, FLIRB, 2.000% due
                    3/29/18 (h)..................................        81,750
                                                                    -----------

 Mexico -- 2.3%
     365,000       United Mexican States, Global Bonds, 10.375%
                    due 2/17/09 (a)..............................       370,931
                                                                    -----------


                       See Notes to Financial Statements.

Schedule of Investments
June 30, 1999 (unaudited) (continued)

       Face
     Amount(g)                        Security                         Value

-------------------------------------------------------------------------------
 Norway -- 0.8%
   1,000,000   NOK Norwegian Government, T-Bills, 6.500% due
                    9/15/99......................................   $   127,246
                                                                    -----------

 Panama -- 0.5%
     100,000       Republic of Panama, IRB, 4.000% due 7/17/14
                    (h)..........................................        75,125
                                                                    -----------

 Peru -- 1.0%
     250,000       Republic of Peru, PDI, 5.500% due 3/7/17 (h)..       155,000
                                                                    -----------

 Philippines -- 0.3%
      50,000       Bangko Sentral Pilipinas, 8.600% due 6/15/27..        41,063
                                                                    -----------

 Poland -- 0.3%
     100,000   PLN KFW International Finance, 16.300% due
                    6/24/03......................................        29,979
      90,000   PLN Nordic Investment Bank, 17.750% due 4/15/02...        26,150
                                                                    -----------
                                                                         56,129
                                                                    -----------

 Russia -- 1.1%
     300,000       Russian Government, Ministry of Finance,
                    12.750% due 6/24/28..........................       170,625
                                                                    -----------

 Slovenia -- 0.2%
      30,000   EUR Republic of Slovenia, 5.375% due 5/27/05......        31,705
                                                                    -----------

 Spain -- 0.3%
      40,000   EUR Kingdom of Spain, 6.000% due 1/31/08..........        45,035
                                                                    -----------

 Supra National -- 0.2%
     100,000   PLN European Bank of Reconstruction and
                    Development, 10.500% due 1/25/01.............        24,991
                                                                    -----------

 Sweden -- 0.2%
     300,000   SEK Kingdom of Sweden, 6.500% due 5/5/08..........        39,041
                                                                    -----------

 United Kingdom -- 1.0%
      90,000   GBP United Kingdom, Treasury Bonds, 6.500% due
                    12/7/03......................................       148,065
      50,000   PLN Sudwest Landesbank London, 17.500% due
                    5/5/03.......................................        15,194
                                                                    -----------
                                                                        163,259
                                                                    -----------

 Venezuela -- 1.8%
                   Republic of Venezuela:
     150,000       Global Bonds, 13.625% due 8/15/18.............       135,375
     202,380       DCB, Series DL, 6.3125% due 12/18/07 (h)......       155,959
                                                                    -----------
                                                                        291,334
                                                                    -----------
                   TOTAL SOVEREIGN BONDS
                   (Cost -- $3,421,538)..........................     3,371,069
                                                                    -----------

 Algeria -- 0.5%
     125,000       The People's Democratic Republic of Algeria,
                    Tranche 3, 6.375% due 3/4/10 (Chase) (h)(i)..        70,938
                                                                    -----------
 LOAN PARTICIPATIONS -- 1.1%


 Morocco -- 0.6%
     126,190       Kingdom of Morocco, Tranche A, 5.906% due
                    1/1/09 (J.P. Morgan) (h)(i)..................       101,898
                                                                    -----------
                   TOTAL LOAN PARTICIPATIONS
                   (Cost -- $170,027)............................       172,836
                                                                    -----------



                       See Notes to Financial Statements.

Schedule of Investments
June 30, 1999 (unaudited) (continued)

      Warrant                         Security                         Value

-------------------------------------------------------------------------------
 WARRANT -- 0.0%
          68       United Mexican States Warrants, expiring
                   2/18/00 (j)
                   (Cost -- $2,462)..............................   $     4,420
                                                                    -----------
                   SUB-TOTAL INVESTMENTS
                   (Cost -- $12,180,536).........................    11,752,245
                                                                    -----------

       Face
      Amount                          Security                         Value

-------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS -- 26.8%
 $ 1,795,000       State Street Bank & Trust Co., 4.700% due
                    7/1/99; Proceeds at maturity -- $1,795,234;
                    (Fully collateralized by U.S. Treasury Bonds,
                    8.500% due 2/15/20; Market value --
                     $1,832,141).................................     1,795,000
   2,500,000       Warburg Dillon Read Inc., 4.800% due 7/1/99;
                    Proceeds at maturity -- $2,500,333;
                    (Fully collateralized by U.S. Treasury Bonds,
                    7.625% due 2/15/25; Market value --
                     $2,550,758).................................     2,500,000
                                                                    -----------

                   TOTAL REPURCHASE AGREEMENTS
                   (Cost -- $4,295,000)..........................     4,295,000
                                                                    -----------

                   TOTAL INVESTMENTS -- 100%
                   (Cost -- $16,475,536*)........................   $16,047,245
                                                                    ===========

------
(a) All or part of the security is segregated as collateral for mortgage dollar rolls.
(b) Mortgage dollar roll.
(c) Security is issued on a to-be-announced ("TBA") basis.
(d) Interest only security.
(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(f) Payment-in-kind security for which all or part of the interest earned is paid by the issuance of additional bonds.
(g) Principal denominated in U.S. dollars unless otherwise indicated.
(h) Rate shown reflects current rate on instrument with variable rates or step coupon rates.
(i) Participation interests were acquired through the financial institutions indicated partenthetically.
(j) Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviations used in this statement:
AUD -- Australian Dollar.
CAD -- Canadian Dollar.
DCB -- Debt Conversion Bonds.
EUR -- Euro.
FLIRB -- Front-Loaded Interest Reduction Bonds.
GBP -- British Pound.
GRD -- Greek Drachma.
IAB -- Interest Arrears Bonds.
IRB -- Interest Reduction Bonds.
NOK -- Norwegian Krone.
PDI -- Past Due Interest.
PLN -- Polish Zloty.
SEK -- Sweden Krona.

                       See Notes to Financial Statements
8

Statements of Assets and Liabilities
June 30, 1999 (unaudited)

ASSETS:
 Investments, at value (Cost -- $12,180,536)...................... $11,752,245
 Repurchase agreements, at value (Cost -- $4,295,000).............   4,295,000
 Cash.............................................................         323
 Cash held in foreign currency, at value (Cost -- $6,833).........       6,814
 Receivable for open forward foreign currency contracts (Note 6)..       3,537
 Interest receivable..............................................     188,073
 Deferred organization costs......................................      22,712
 Prepaid expenses.................................................       1,869
                                                                   -----------
 Total Assets.....................................................  16,270,573
                                                                   -----------
LIABILITIES:
 Payable for securities purchased.................................   2,852,612
 Payable to investment manager....................................      15,722
 Administration fees payable......................................       5,816
 Payable for open forward foreign currency contracts (Note 6).....       1,806
 Accrued expenses.................................................      20,228
                                                                   -----------
 Total Liabilities................................................   2,896,184
                                                                   -----------
 Total Net Assets................................................. $13,374,389
                                                                   ===========
NET ASSETS:
 Par value of capital shares...................................... $     1,330
 Capital paid in excess of par value..............................  13,483,998
 Undistributed net investment income..............................     296,495
 Accumulated net realized gain from security transactions and
  foreign currencies..............................................      19,117
 Net unrealized depreciation of investments and foreign
  currencies......................................................    (426,551)
                                                                   -----------
 Total Net Assets................................................. $13,374,389
                                                                   ===========
Shares Outstanding................................................   1,330,287
                                                                   -----------
Net Asset Value, per share........................................      $10.05
                                                                   -----------

                       See Notes to Financial Statements.

Statements of Operations
For the Six Months Ended June 30, 1999 (unaudited)

INVESTMENT INCOME:
 Interest...........................................................  $ 451,884
                                                                      ---------
EXPENSES:
 Management fees (Note 2)...........................................     41,957
 Audit and legal....................................................      9,620
 Shareholder communications.........................................      6,446
 Shareholder and system servicing fees..............................      6,010
 Custody fees.......................................................      5,951
 Amortization of deferred organization costs........................      3,097
 Administration fees (Note 2).......................................      2,797
 Directors' fees....................................................      2,529
 Registration fees..................................................      2,529
 Other..............................................................      1,240
                                                                      ---------
 Total Expenses.....................................................     82,176
 Less: Management fee waiver (Note 2)...............................    (26,234)
                                                                      ---------
 Net Expenses.......................................................     55,942
                                                                      ---------
Net Investment Income...............................................    395,942
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES (NOTES 3, 6 AND 10):
 Realized Gain (Loss) From:
 Security transactions (excluding short-term securities)............     (3,217)
 Foreign currency transactions......................................     34,240
                                                                      ---------
 Net Realized Gain..................................................     31,023
                                                                      ---------
 Change in Net Unrealized Appreciation (Depreciation) of Investments
  and Foreign Currencies:
 Beginning of period................................................     94,088
 End of period......................................................   (426,551)
                                                                      ---------
 Increase in Net Unrealized Depreciation............................   (520,639)
                                                                      ---------
Net Loss on Investments and Foreign Currencies......................   (489,616)
                                                                      ---------
Decrease in Net Assets From Operations..............................  $ (93,674)
                                                                      =========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Six Months Ended June 30, 1999 (unaudited) and the Period Ended December 31, 1998(a)

                                                        1999         1998
                                                     -----------  -----------
OPERATIONS:
 Net investment income.............................. $   395,942  $   376,149
 Net realized gain (loss)...........................      31,023      (22,952)
 (Increase) decrease in net unrealized
  depreciation......................................    (520,639)      94,088
                                                     -----------  -----------
 Increase (Decrease) in Net Assets From Operations..     (93,674)     447,285
                                                     -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income..............................          --     (457,427)
 Net realized gains.................................          --       (7,123)
 Capital............................................          --      (12,709)
                                                     -----------  -----------
 Decrease in Net Assets From Distributions to
  Shareholders......................................          --     (477,259)
                                                     -----------  -----------
FUND SHARE TRANSACTIONS (NOTE 13):
 Net proceeds from sale of shares...................  10,746,327   11,352,077
 Net asset value of shares issued for reinvestment
  of dividends......................................          --      477,259
 Cost of shares reacquired..........................  (7,716,119)  (1,361,517)
                                                     -----------  -----------
 Increase in Net Assets From Fund Share
  Transactions......................................   3,030,208   10,467,819
                                                     -----------  -----------
Increase in Net Assets..............................   2,936,534   10,437,845
NET ASSETS:
 Beginning of period................................  10,437,855           10
                                                     -----------  -----------
 End of period*..................................... $13,374,389  $10,437,855
                                                     ===========  ===========
* Includes undistributed (overdistributed) net
 investment income of: .............................    $296,495     $(99,447)
                                                        ========     ========

------
(a) For the period from February 17, 1998 (commencement of operations) to De-cember 31, 1998.

                       See Notes to Financial Statements.

Statement of Cash Flows
For the Six Months Ended June 30, 1999 (unaudited)

INCREASE IN CASH:
CASH FLOWS USED BY OPERATING ACTIVITIES:
 Purchases of long-term portfolio investments.................... $(20,286,636)
 Proceeds from disposition of long-term portfolio investments and
  principal paydowns.............................................   19,531,056
 Net sale of short-term portfolio investments....................   (2,763,000)
                                                                  ------------
                                                                    (3,518,580)
 Net investment income...........................................      395,942
 Amortization of net premium/discount on investments.............      (31,058)
 Amortization of organization expenses...........................        3,097
 Interest in payment-in-kind bonds...............................       (5,064)
 Net change in receivables/payables related to operations........       90,881
                                                                  ------------
 Net Cash Flows Used By Operating Activities.....................   (3,064,782)
                                                                  ------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
 Net proceeds from sale of shares................................   10,795,785
 Cost of shares reacquired.......................................   (7,717,777)
                                                                  ------------
 Net Cash Flows Provided By Financing Activities.................    3,078,008
                                                                  ------------
Net Increase in Cash.............................................       13,226
Payable to Bank, Beginning of Period.............................       (6,089)
                                                                  ------------
Cash, End of Period.............................................. $      7,137
                                                                  ============

                       See Notes to Financial Statements.

Notes to Financial Statements
(unaudited)

1. Significant Accounting Policies

Salomon Brothers Variable Strategic Bond Fund ("Fund"), is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to seek a high level of current income and secondarily capital appreciation. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and six other investment portfolios: Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Capital Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The U.S. Government Income Fund and Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate semi-annual reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market markers or independent pricing services. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for accretion of original issue and market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which in turn is a wholly owned subsidiary of Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.75% of its average daily net assets. This fee is calculated daily and paid monthly.

For the six months ended June 30, 1999, SBAM waived a portion of its management fees amounting to $26,234.

Notes to Financial Statements
(unaudited) (continued)


SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SSBC.

CFBDS, Inc. acts as the Fund's distributor. For the six months ended June 30, 1999, Salomon Smith Barney Inc., another subsidiary of SSBH, did not receive any brokerage commissions from the Fund.

3. Investments

During the six months ended June 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases:
  U.S. government agencies & obligations........................... $ 3,292,608
  Other investment securities......................................   6,763,388
                                                                    -----------
                                                                    $10,055,996
                                                                    ===========

Sales:

  U.S. government agencies & obligations.......................... $ 2,774,510
  Other investment securities.....................................   5,511,968
                                                                   -----------
                                                                   $ 8,286,478
                                                                   ===========

At June 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation..................................... $    87,404
Gross unrealized depreciation.....................................    (515,695)
                                                                   -----------
Net unrealized appreciation....................................... $  (428,291)
                                                                   ===========

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government se-curities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash or other liquid securities with respect to the reverse repurchase agreements.

At June 30, 1999, the Fund did not have any open reverse repurchase agreements.

Notes to Financial Statements
(unaudited) (continued)

6. Forward Foreign Currency Contracts

At June 30, 1999, the Fund had open forward currency contracts as described be-low. The Fund bears the market risk that arises from changes in foreign cur-rency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                        Local    Market   Settlement Unrealized
                                       Currency   Value      Date    Gain (Loss)
Foreign Currency Forwards              -------- --------- ---------- -----------
To Buy:
 Euro.................................  66,758  $ 68,991   7/28/99    $ (1,009)
 Euro................................. 112,455   116,218   7/28/99        (409)
                                                                      --------
                                                                        (1,418)
                                                                      --------
To Sell:
 Australian Dollar....................  90,000    59,589   7/28/99        (139)
 British Pound........................  94,927   149,659   7/28/99       1,381
 Euro.................................  57,574    59,501   7/28/99       1,369
 Norwegian Krone...................... 690,000    87,563   7/28/99         441
 Swedish Krona........................ 280,000    32,990   7/28/99         (88)
                                                                      --------
                                                                         2,964
                                                                      --------
Cross Currency Forwards**
                                          Market Value
To Sell:                               ------------------
                                                Norwegian
                                         Euro     Krone
                                       -------- ---------
Euro vs. Norwegian Krone.............. $87,217   $87,563   7/28/99         346
                                                 Swedish
                                         Euro     Krona
                                       -------- ---------
Euro vs. Swedish Krona................ $33,151   $32,990   7/28/99        (161)
                                                                      --------
                                                                           185
                                                                      --------
Net Unrealized Gain on Open Foreign &
 Cross Currency Forward Contracts...................................  $  1,731
                                                                      ========

** Local currency on Cross Currency Forwards

                                         Sell      Buy
                                       -------  --------
Sell Euro vs. Norwegian Krone.........  84,393   690,000
Sell Euro vs. Swedish Krone...........  32,078   280,000

7. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will re-alize a gain or loss from the sale of the underlying security and the

Notes to Financial Statements
(unaudited) (continued)
proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund pur-chases upon exercise will be increased by the premium originally paid.

At June 30, 1999, the Fund had no open purchased call or put options.

When the Fund writes a call or put option, an amount equal to the premium re-ceived by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing pur-chase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying secu-rity, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exer-cised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended June 30, 1999, the Fund did not write any call or put options.

8. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, the custodian maintains cash or other liquid securities in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 1999, the Fund did not hold any when-issued securities.

9. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 1999, the Fund held three TBA securities with a total cost of $2,876,706.

10. Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average daily balance of dollar rolls outstanding during the six months ended June 30, 1999 was approximately $1,936,000.

Notes to Financial Statements
(unaudited) (continued)

11. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 1999, the Fund did not have any securities on loan.

12. Loan Participations

The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At June 30, 1999, the Fund held loan participations with a total cost of $170,027.

13. Capital Stock

At June 30, 1999, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                           Six Months Ended     Period Ended
                                            June 30, 1999   December 31, 1998(a)
                                           ---------------- --------------------
Shares sold...............................    1,063,711          1,113,904
Shares issued on reinvestment.............           --             47,113
Shares reacquired.........................      764,248           (130,194)
                                              ---------          ---------
Net Increase..............................      299,463          1,030,823
                                              =========          =========

------
(a) For the period February 17, 1998 (commencement of operations) through De-cember 31, 1998.

Financial Highlights

For a share of capital stock outstanding for the year ended December 31, except where noted:

                                                            1999 (1)   1998 (2)
                                                            --------   --------
Net Asset Value, Beginning of Period....................... $ 10.13    $ 10.00
                                                            -------    -------
Income (Loss) From Operations:
 Net investment income (3).................................    0.32       0.38
 Net realized and unrealized gain (loss)...................   (0.40)      0.24
                                                            -------    -------
 Total Income (Loss) From Operations.......................   (0.08)      0.62
                                                            -------    -------
Less Distributions From:
 Net investment income.....................................      --      (0.47)
 Net realized gains........................................      --      (0.01)
 Capital...................................................      --      (0.01)
                                                            -------    -------
 Total Distributions.......................................      --      (0.49)
                                                            -------    -------
Net Asset Value, End of Period............................. $ 10.05    $ 10.13
                                                            =======    =======
Total Return++.............................................   (0.79)%     6.18%
Net Assets, End of Period (000s)........................... $13,374    $10,438
Ratios to Average Net Assets (3)+:
 Expenses..................................................    1.00%      1.00%
 Net investment income.....................................    7.08%      6.23%
Portfolio Turnover Rate....................................      80%        84%

------
(1) For the six months ended June 30, 1999 (unaudited).
(2) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(3) SBAM has waived all or a portion of its management fees for the six months ended June 30, 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $2,558 for the period ended December 31, 1998. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                                                          Expense Ratios Without
                                    Net Investment Income     Fee Waiver and
                                     Per Share Decrease   Expense Reimbursement
                                    --------------------- ----------------------
     1999..........................         $0.02                  1.47%+
     1998..........................          0.04                  1.79+

 ++ Total return is not annualized, as it may not be representative of the to-
    tal return for the year.
 +  Annualized.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    7 World Trade Center
    New York, New York 10048

CUSTODIAN
    PNC Bank, N.A.
    17th and Chestnut Streets
    Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Officers
HEATH B. MCLENDON
     Chairman and President
LEWIS E. DAIDONE
     Executive Vice President and Treasurer
ROSS S. MARGOLIES
     Executive Vice President
BETH A. SEMMEL
     Executive Vice President
PETER J. WILBY
     Executive Vice President
GEORGE J. WILLIAMSON
     Executive Vice President
JOHN B. CUNNINGHAM
     Vice President
ANTHONY PACE
     Controller
CHRISTINA T. SYDOR
     Secretary

Directors
CHARLES F. BARBER
    Consultant; formerly Chairman; ASARCO Incorporated
CAROL L. COLMAN
    President, Colman Consulting Co., Inc.
DANIEL P. CRONIN
    Vice President-General Counsel,
    Pfizer International Inc.
HEATH B. MCLENDON
    Chairman and President;
    Managing Director, Salomon Smith Barney Inc.
    President and Director, SSBC Fund Management Inc.
    and Travelers Investment Advisers, Inc.

                           ------------------------
                               Salomon Brothers
                           ------------------------
                                   Asset Management

              SEVEN WORLD TRADE CENTER o NEW YORK, NEW YORK 10048

                                        Semi-
                                        Annual
SALOMON BROTHERS                        Report
  Variable Series Funds Inc             1999
                                        June 30, 1999


        [Art]                           .  TOTAL RETURN FUND

[Art]   THE SALOMON BROTHERS VARIABLE SERIES FUNDS INC
               Our Message to You


Dear Shareholder:

We are pleased to provide you with the semi-annual report for the Salomon Brothers Variable Total Return Fund ("Fund") for the period ended June 30, 1999. This letter will briefly discuss general economic and market conditions as well as Fund developments during the reporting period. A detailed summary of performance and current Fund holdings can be found in the appropriate sections that follow.

The first half of 1999 was a period of economic growth at home and recovery abroad. Following the events surrounding the Russian debt default in August of 1998 -- which included a dive in bond yields and a 0.75% decrease in interest rates -- yields have recovered quite well. Investor optimism, however, was tempered by concerns about inflation, interest rates, and continued economic growth.

The long anticipated slowdown in U.S. economic activity again failed to happen during the reporting period. Global stock markets continued to rise led by better than expected profit growth and continued merger and acquisition activity. The risks of higher U.S. economic growth were more fairly reflected in the yield curve in the U.S. at the end of the first quarter of 1999 than they were at the beginning.

The stronger than expected growth caused interest rates to rise in the first quarter of 1999. The 30-year U.S. Treasury bond had its third worst quarter of the 1990s. In fact, only the first quarters of 1994 and 1996 were worse. The Lehman Government/Corporate Index declined about 1.2% in the first quarter of 1999. U.S. Treasuries underperformed as spreads narrowed in all sectors.

During the six-month period ended June 30, 1999, the U.S. economy continued to show signs of benign inflation and productivity-driven growth. Domestic demand growth outstripped even optimistic estimates of the economy's long-term capacity, and a combination of rising productivity, a flood of goods from abroad, and more intensive use of labor kept inflation from overheating. Globally, there were strong signs that the world economy had bottomed and was on the road to recovery. While the biggest market risk in the period remained the lingering threat of eventual overheating resulting in Federal Reserve Board tightening, policy-makers, led by Chairman Greenspan, held their stance on the sidelines until implementing a well-telegraphed 25 basis point tightening on June 30, 1999.

The Variable Total Return Fund

The Fund seeks to obtain above-average income compared to a portfolio that invests only in stocks. The Fund's secondary objective is to take advantage of opportunities for growth of capital and income by investing in a variety of asset classes including stocks, bonds and short-term obligations. For the six months ended June 30, 1999, the Fund generated a return of 4.81%. This compares with a 5.50% return for a composite index of 50% Salomon Brothers Broad Investment Grade Bond Index and 50% S&P 500.

The Fund had a substantial inflow of funds going from $5.7 million to $12.9 million. Oil holdings and basic materials companies held in the Fund's portfolio benefited from a strong economy and a recovery in these stocks. We gradually increased positions in high quality growth stocks such as IBM, Pepsico, Xerox, General Electric, and undervalued stocks such as Rite Aid, First Union, and Chubb. We believe the outlook for growth in these companies is well defined. In addition, no substantial sales were made during the period.

We will continue to try to buy growing companies at a reasonable price and companies that tend to be leaders in expanding industries. In our view, the economy should show moderate growth through the end of 2001 and we expect stock valuations to increase moderately in response.

Thank you for your investment in the Salomon Brothers Variable Total Return Fund. We look forward to helping you pursue your financial goals in the years to come.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman and President

August 3, 1999

The following graph depicts the performance of the Fund versus the Salomon Smith Barney Broad Investment-Grade Bond Index, the Standard & Poor's 500 Stock Index and the 50% Salomon Smith Barney Broad Investment-Grade Bond and 50% Standard & Poor's 500 Stock Index. It is important to note that the Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

HISTORICAL PERFORMANCE -- TOTAL RETURN FUND (unaudited)
Comparison of $10,000 Investment in the Fund with Salomon Smith Barney Broad Investment-Grade Bond Index, Standard & Poor's 500 Stock Index and 50% Salomon Smith Barney Broad Investment-Grade Bond and 50% Standard & Poor's 500 Stock Index


                                                              50% SSB Broad
                                             SSB Broad       Investment-Grade
              Total          S&P 500      Investment-Grade   Bond and 50% S&P
           Return Fund     Stock Index       Bond Index      500 Stock Index
2/17/98       10,000          10,000           10,000             10,000
3/98          10,350          10,792           10,039             10,415
6/98          10,261          11,149           10,271             10,710
9/98          10,011          10,042           10,697             10,370
12/98         10,583          12,177           10,741             11,459
3/99          10,634          12,781           10,691             11,736
6/30/99       11,092          13,680           10,592             12,136

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.


-----------------------------------------------------------------------------------------------
Historical Performance
-----------------------------------------------------------------------------------------------

                                 Net Asset Value
                              ----------------------
                              Beginning       End        Income    Capital Gain      Total
Period Ended                  of Period    of Period    Dividend   Distribution   Returns+ ++
===============================================================================================
6/30/99                        $10.40       $10.90        $0.00       $0.00           4.81%
-----------------------------------------------------------------------------------------------
Inception* -- 12/31/98          10.00        10.40         0.15        0.03           5.83
===============================================================================================
                                                          $0.15       $0.03
===============================================================================================


-----------------------------------------------------------------------------------------------
Average Annual Total Returns+
-----------------------------------------------------------------------------------------------
Six Months Ended 6/30/99++                                                            4.81%
-----------------------------------------------------------------------------------------------
Year Ended 6/30/99                                                                    8.01
-----------------------------------------------------------------------------------------------
Inception* through 6/30/99                                                            7.83
===============================================================================================


-----------------------------------------------------------------------------------------------
Cumulative Total Return+
-----------------------------------------------------------------------------------------------
Inception* through 6/30/99                                                           10.92%
===============================================================================================

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*  Inception date is February 17, 1998.

Schedule of Investments
June 30, 1999 (unaudited)

   Shares                          Security                             Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 34.1%

 Basic Industries -- 1.3%
      1,400 Geon Co. .............................................   $    45,150
      3,900 USEC Inc. ............................................        58,013
        900 Vulcan Materials Co. .................................        43,425
        400 Weyerhaeuser Co. .....................................        27,500
                                                                     -----------
                                                                         174,088
                                                                     -----------

 Capital Goods -- 1.9%
      1,000 AlliedSignal Inc. ....................................        63,000
        700 Cooper Industries Inc. ...............................        36,400
      1,100 General Electric Co. .................................       122,237
        700 Stone & Webster Inc. .................................        18,638
                                                                     -----------
                                                                         240,275
                                                                     -----------

 Consumer Cyclicals -- 2.7%
        374 DaimlerChrysler A.G. .................................        33,239
      1,400 Eastman Kodak Co. ....................................        94,850
      2,200 J.C. Penney Co. ......................................       106,838
        900 May Department Stores Co. ............................        36,788
      1,700 Sears, Roebuck & Co. .................................        75,756
                                                                     -----------
                                                                         347,471
                                                                     -----------

 Consumer Non-Cyclicals -- 7.6%
      1,500 Anheuser-Busch Co., Inc. .............................       106,406
      1,200 Avon Products Inc. ...................................        66,600
      2,200 Walt Disney Co. ......................................        67,787
      3,500 Food Lion Inc., Class B Shares........................        40,468
      2,000 H.J. Heinz Co. .......................................       100,250
      1,300 Hormel Foods Corp. ...................................        52,325
        900 Kimberly-Clark Corp. .................................        51,300
      1,900 McDonald's Corp. .....................................        78,494
      2,000 News Corp Ltd, ADR....................................        63,125
      3,000 Pepsico, Inc. ........................................       116,062
      1,000 Philip Morris Cos. Inc. ..............................        40,187
        900 Ralston-Purina Group..................................        27,394
      3,500 Rite Aid Corp. .......................................        86,188
      3,800 Sara Lee Corp. .......................................        86,213
                                                                     -----------
                                                                         982,799
                                                                     -----------

 Energy -- 1.7%
        800 Amerada Hess Corp. ...................................        47,600
        397 BP Amoco Plc, ADR.....................................        43,075
        700 Exxon Corp. ..........................................        53,987
        400 Schlumberger Ltd. ....................................        25,475
      1,200 Suncor Energy, Inc. ..................................        49,350
                                                                     -----------
                                                                         219,487
                                                                     -----------

 Financial Services -- 5.9%
        700 Allstate Corp. .......................................        25,113
        124 American International Group, Inc. ...................        14,516
      1,578 Bank of America Corp. ................................       115,687
      1,200 Chase Manhattan Corp. ................................       103,950
      1,200 Chubb Corp. ..........................................        83,400
        700 CIGNA Corp. ..........................................        62,300
      2,000 First Union Corp. ....................................        94,000

                       See Notes to Financial Statements.

Schedule of Investments
June 30, 1999 (unaudited) (continued)

   Shares                          Security                             Value

--------------------------------------------------------------------------------
 Financial Services -- 5.9% (continued)
      1,200 Fleet Financial Group Inc. ...........................   $    53,250
      4,000 Horace Mann Educators Corp. ..........................       108,750
        850 Marsh & McLennan Cos., Inc. ..........................        64,175
      1,000 Mercantile Bankshares Corp. ..........................        35,375
                                                                     -----------
                                                                         760,516
                                                                     -----------

 Health Care -- 5.0%
      1,300 American Home Products Corp. .........................        74,750
      1,100 Bausch & Lomb Inc. ...................................        84,150
      1,600 Bristol-Myers Squibb Co. .............................       112,700
      1,000 Johnson & Johnson.....................................        98,000
      1,200 Pharmacia & Upjohn, Inc. .............................        68,175
      1,100 Pfizer Inc. ..........................................       120,725
      1,800 Schering-Plough Corp. ................................        95,400
                                                                     -----------
                                                                         653,900
                                                                     -----------

 Real Estate Investment Trust -- 0.8%
        900 Arden Realty, Inc. ...................................        22,162
      1,100 Crescent Real Estate Equities Co. ....................        26,125
        800 Glenborough Realty Trust Inc. ........................        14,000
        750 JDN Realty Corp. .....................................        16,781
      1,440 New Plan Excel Realty Trust...........................        25,920
                                                                     -----------
                                                                         104,988
                                                                     -----------

 Technology -- 2.6%
      1,200 International Business Machines Corp. ................       155,100
      4,000 Reynolds and Reynolds Co., Class A Shares.............        93,250
      1,400 Xerox Corp. ..........................................        82,688
                                                                     -----------
                                                                         331,038
                                                                     -----------

 Telecommunication & Utilities -- 3.9%
      1,000 BCE Inc. .............................................        49,313
      1,000 Bell Atlantic Corp. ..................................        65,375
      1,000 Edison International..................................        26,750
      1,100 GTE Corp. ............................................        83,325
        350 Nortel Networks Corp. ................................        30,384
      1,500 SBC Communications Inc. ..............................        87,000
      1,000 The Williams Cos., Inc. ..............................        42,562
      2,000 US West, Inc. ........................................       117,500
                                                                     -----------
                                                                         502,209
                                                                     -----------

 Transportation -- 0.7%
        800 Canadian National Railway Co. ........................        53,600
        600 Union Pacific Corp. ..................................        34,988
                                                                     -----------
                                                                          88,588
                                                                     -----------
            TOTAL COMMON STOCK
            (Cost -- $3,897,742)..................................     4,405,359
                                                                     -----------

 CONVERTIBLE PREFERRED STOCK -- 1.7%

 Basic Industries -- 0.2%
        450 International Papers, 5.250%..........................        23,738
                                                                     -----------

 Consumer Cyclical -- 0.0%
        300 BTI Capital Trust, 6.500%.............................         1,612
                                                                     -----------



                       See Notes to Financial Statements.

Schedule of Investments
June 30, 1999 (unaudited) (continued)

   Shares                         Security                            Value

-------------------------------------------------------------------------------
 Energy -- 0.7%
      1,000 Pogo Trust I, 6.500%................................   $     50,810
      2,000 Tesoro Petroleum Corp., 7.250%......................         31,500
        300 Tosco Financing Trust, 5.75%........................         14,625
                                                                   ------------
                                                                         96,935
                                                                   ------------

 Financial Services -- 0.4%
        300 Finova Finance, 5.500%..............................         20,700
            Morgan Stanley Dean Witter & Co., Medium Term Notes,
        500 Series C, Reset PERQS, 6.000% due 5/15/00 (a) ......         26,750
                                                                   ------------
                                                                         47,450
                                                                   ------------

 Technology -- 0.2%
      1,000 Amdoc Automatic, 6.750%.............................         22,250
                                                                   ------------

 Transportation -- 0.2%
        500 Canadian National Railway Co., 5.250%...............         26,750
                                                                   ------------
            TOTAL CONVERTIBLE PREFERRED STOCK
            (Cost -- $204,133)..................................        218,735
                                                                   ------------

    Face
   Amount                         Security                            Value

-------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 26.5%
 $   15,000 U.S. Treasury Notes, 6.375% due 3/31/01 (b).........         15,220
     50,000 U.S. Treasury Notes, 5.375% due 6/30/03 (b).........         49,286
    250,000 U.S. Treasury Notes, 5.250% due 8/15/03.............        245,180
    300,000 U.S. Treasury Notes, 5.250% due 5/15/04.............        295,179
    100,000 U.S. Treasury Notes, 6.125% due 8/15/07 (b).........        101,106
    140,000 U.S. Treasury Notes, 4.750% due 11/15/08............        128,526
    200,000 U.S. Treasury Notes, 5.500% due 5/15/09.............        195,816
    200,000 U.S. Treasury Bonds, 4.500% due 9/30/00.............        197,910
     95,000 U.S. Treasury Bonds, 6.125% due 11/15/27 (b)........         94,296
     75,000 U.S. Treasury Bonds, 5.250% due 11/15/28............         66,425
    365,000 U.S. Treasury Bonds, 5.625% due 5/15/08 (b).........        357,620
            Federal National Mortgage Association, 6.500%,
    445,448 7/1/28..............................................        430,272
            Federal National Mortgage Association, 7.000%,
    234,545 2/1/29..............................................        232,713
            Federal National Mortgage Association, 7.000%, 15
    100,000 years (c)(d)........................................        100,343
            Federal National Mortgage Association, 6.000%, 30
    240,000 years (c)(d)........................................        226,350
            Federal National Mortgage Association, 6.500%, 30
    300,000 years (c)(d)........................................        290,531
            Federal National Mortgage Association, 7.000%, 30
    100,000 years (c)(d)........................................         99,156
            Federal National Mortgage Association, 8.000%, 30
    300,000 years (c)(d)........................................        307,592
                                                                   ------------
            TOTAL U.S GOVERNMENT AGENCIES & OBLIGATIONS
            (Cost -- $3,531,500)................................      3,433,521
                                                                   ------------

 ASSET-BACKED SECURITIES -- 2.1%
            Contimortgage Home Equity Loan Trust, Series 1998-2,
     70,000 Class A3, 6.130% due 3/15/13........................         69,715
            Ford Credit Auto Owner Trust, Series 1999-B, Class
    100,000 A4, 5.800% due 6/15/02..............................         99,281
            NationsBank Credit Card Master Trust, Series 1995-1,
    100,000 Class A, 6.450% due 4/15/03.........................        100,859
                                                                   ------------
            TOTAL ASSET-BACKED SECURITIES
            (Cost -- $271,419)..................................        269,855
                                                                   ------------

 COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.3%
            Commercial Mortgage Asset Trust, Series 1999-C1,
     75,000 Class C, 7.350% due 8/17/13.........................         72,235
            DLJ Commercial Mortgage Corp., Series 1998-CG1,
    103,325 Class A1A, 6.110% due 12/10/07......................        101,291
                                                                   ------------
            TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
            (Cost -- $176,960)..................................        173,526
                                                                   ------------



                       See Notes to Financial Statements.

Schedule of Investments
June 30, 1999 (unaudited) (continued)

   Face
  Amount                          Security                             Value

-------------------------------------------------------------------------------
 CONVERTIBLE CORPORATE BONDS -- 4.7%
 Capital Goods -- 0.3%
 $ 50,000 Mark IV Industries, Sub. Notes, 4.750% due 11/1/04......   $   44,813
                                                                     ----------
 Consumer Cyclicals -- 0.4%
          Interpublic Group Co. Inc., Sub. Notes, 1.870% due
   50,000 6/1/06 (e)..............................................       45,625
                                                                     ----------

 Consumer Non-Cyclicals -- 0.5%
          Credit Suisse First Boston Corp., 1.000% due 4/7/05
   50,000 (f).....................................................       46,000
   15,000 Rite Aid Corp., Sub. Notes, 5.250% due 9/15/02..........       15,047
                                                                     ----------
                                                                         61,047
                                                                     ----------
 Energy -- 0.4%
          Halter Marine Group Inc, Sub. Notes, 4.500% due
   50,000 9/15/04.................................................       32,250
   15,000 Kerr-McGee Corp., Sub. Debentures, 7.500% due 5/15/14...       14,962
                                                                     ----------
                                                                         47,212
                                                                     ----------

 Financial Services -- 0.4%
   50,000 Bell Atlantic Financial Service, 5.750% due 4/1/03 (e)..       51,530
                                                                     ----------

 Health Care -- 0.4%
   20,000 Alpharma Inc, Sr. Sub. Notes, 3.000% due 6/1/06 (e).....       25,075
   10,000 Centocor Inc, Sub. Debentures, 4.750% due 2/15/05.......       11,350
   15,000 Omnicare Inc, Sub. Debentures, 5.000% due 12/1/07.......       11,156
                                                                     ----------
                                                                         47,581
                                                                     ----------

 Media & Telecommunications -- 0.4%
   25,000 NTL Inc., Sub. Notes, 7.000% due 12/15/08 (e)...........       40,906
   15,000 Rogers Communication Inc., 2.000% due 11/26/05..........       11,625
                                                                     ----------
                                                                         52,531
                                                                     ----------

 Technology -- 1.9%
   50,000 DSC Communications Corp., 7.000% due 8/1/04.............       51,750
   50,000 Integrated Process Equipment, 6.250% due 9/15/04 (b)....       38,250
   25,000 Micron Technology Inc., Sub. Notes, 7.000% due 7/1/04...       25,344
          Network Associates Inc, Sub. Debentures, zero coupon due
  100,000 2/13/18.................................................       30,125
   50,000 Quantum Corp., 7.000% due 8/1/04........................       47,750
   25,000 S3 Incorporated, 5.750% due 10/1/03.....................       21,156
   25,000 Solectron Corp, zero coupon due 1/27/19 (e).............       14,531
   25,000 Wind River System Inc, 5.000% due 8/1/02................       21,813
                                                                     ----------
                                                                        250,719
                                                                     ----------
          TOTAL CONVERTIBLE CORPORATE BONDS
          (Cost -- $567,474)......................................      601,058
                                                                     ----------

 CORPORATE BONDS -- 14.7%
 Basic Industries -- 1.5%
   50,000 Praxair Inc., 6.150% due 4/15/03........................       49,250
   50,000 Raytheon Co., 6.150% due 11/1/08........................       47,188
  100,000 TRW Inc., 6.450% due 6/15/01 (e)........................      100,000
                                                                     ----------
                                                                        196,438
                                                                     ----------

 Consumer Cyclicals -- 0.8%
   30,000 Sears Roebuck Acceptance Corp., 7.000% due 6/15/07 (b)..       30,113
   75,000 Staples Inc., Sr. Notes, 7.125% due 8/15/07.............       74,906
                                                                     ----------
                                                                        105,019
                                                                     ----------

                       See Notes to Financial Statements.

Schedule of Investments
June 30, 1999 (unaudited) (continued)

   Face
  Amount                          Security                             Value

-------------------------------------------------------------------------------
 Energy -- 0.5%
 $  75,000 Empresa Electric Pehuenche, 7.300% due 5/1/03.........   $    68,971
                                                                    -----------

 Financial Services -- 8.0%
   250,000 Aristar Inc., Sr. Notes, 7.250% due 6/15/06...........       251,250
   150,000 Bank of America Corp., Sr. Notes, 5.750% due 3/1/04...       146,062
   150,000 Bank of America Corp., Sr. Notes, 6.625% due 6/15/04..       148,687
    35,000 Ford Motor Credit Co., Sr. Notes, 5.800% due 1/12/09..        32,069
           Fremont Gen. Corp., Series B, Sr. Notes, 7.700% due
   100,000 3/17/04...............................................        99,375
    65,000 Household Finance Corp., 5.875% due 2/1/09............        59,312
           Lehman Brothers Holdings Inc., Series F, Medium-Term
   250,000 Notes, 7.000% due 5/15/03.............................       248,750
    50,000 US Bank NA., 5.700% due 12/15/08......................        45,813
                                                                    -----------
                                                                      1,031,318
                                                                    -----------

 Media -- 1.2%
           A.H. Belo Corp., Sr. Debentures, 7.250% due 9/15/27
    90,000 (b)...................................................        84,487
    75,000 GTE Corp., 6.940% due 4/15/28 (b).....................        71,719
                                                                    -----------
                                                                        156,206
                                                                    -----------

 Real Estate Investment Trust -- 0.8%
   100,000 Spieker Properties LP, 7.250% due 5/1/09..............        96,875
                                                                    -----------

 Services & Other -- 1.6%
    40,000 Comdisco, Inc., Sr. Notes, 6.000% due 1/30/02.........        39,500
    75,000 First Data Corp., 6.375% due 12/15/07 (b).............        73,125
   100,000 Service Corp. International, 6.000% due 12/15/05......        92,250
                                                                    -----------
                                                                        204,875
                                                                    -----------

 Technology -- 0.3%
           International Business Machines Corp., 5.375% due
    50,000 2/1/09................................................        45,687
                                                                    -----------

           TOTAL CORPORATE BONDS
           (Cost -- $1,958,790)..................................     1,905,389
                                                                    -----------

           SUB-TOTAL INVESTMENTS
           (Cost -- $10,608,018).................................    11,007,443
                                                                    -----------

 REPURCHASE AGREEMENT -- 14.9%
 1,930,000 State Street Bank & Trust Co., 4.700% due 7/1/99;
           Proceeds at maturity -- $1,930,252; (Fully
           collateralized by U.S. Treasury Bonds, 8.500% due
           2/15/20; Market value -- $1,972,096) (Cost --
            $1,930,000)..........................................     1,930,000
                                                                    -----------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $12,538,018*)................................   $12,937,443
                                                                    ===========


------

(a) Reset Performance Equity-linked Redemption Quarterly-pay Securities ("Reset PERQS"), which entitles the holder to convert the preferred stock to shares of common stock of Applied Materials, Inc. on May 15, 2000 at a specified exchange ratio.
(b) All or part of the security is segregated as collateral for mortgage dollar rolls.
(c) Mortgage Dollar Roll.
(d) Security is issued on a to-be-announced ("TBA") basis.
(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(f) Convertible into shares of RJR Nabisco Holding Corp. common stock at a specified exchange ratio.
 * Aggregate cost for Federal income tax purposes is substantially the same. Abbreviations used in this schedule:
  ADR -- American Depository Receipt.

                       See Notes to Financial Statements.

Statement of Assets and Liabilities
June 30, 1999 (unaudited)

ASSETS:
 Investments, at value (Cost -- $10,608,018)....................... $11,007,443
 Repurchase agreement, at value (Cost -- $1,930,000)...............   1,930,000
 Cash..............................................................          42
 Dividend and interest receivable..................................      63,215
 Deferred organization costs.......................................      22,712
 Prepaid expenses..................................................       1,641
                                                                    -----------
 Total Assets......................................................  13,025,053
                                                                    -----------
LIABILITIES:
 Payable for securities purchased..................................   1,019,982
 Payable to investment manager.....................................       8,367
 Accrued expenses..................................................      21,760
                                                                    -----------
 Total Liabilities.................................................   1,050,109
                                                                    -----------
 Total Net Assets.................................................. $11,974,944
                                                                    ===========
NET ASSETS:
 Par value of capital shares....................................... $     1,099
 Capital paid in excess of par value...............................  11,414,496
 Undistributed net investment income...............................     143,439
 Accumulated net realized gain from security transactions..........      16,485
 Net unrealized appreciation on investments........................     399,425
                                                                    -----------
 Total Net Assets.................................................. $11,974,944
                                                                    ===========
Shares Outstanding.................................................   1,099,033
                                                                    -----------
Net Asset Value, per share.........................................      $10.90
                                                                    -----------

                       See Notes to Financial Statements.

Statement of Operations
For the Six Months Ended June 30, 1999 (unaudited)

INVESTMENT INCOME:
 Interest..........................................................  $  147,272
 Dividends (net of foreign withholding tax of $339)................      36,326
                                                                     ----------
 Total Investment Income...........................................     183,598
                                                                     ----------
EXPENSES:
 Management fees (Note 2)..........................................      33,005
 Audit and legal...................................................       9,620
 Shareholder and system servicing fees.............................       5,118
 Shareholder communications........................................       5,703
 Amortization of deferred organization costs (Note 1)..............       3,097
 Directors' fees...................................................       2,529
 Administration fees...............................................       2,063
 Custody...........................................................       1,785
 Registration fees.................................................       1,735
 Other.............................................................       1,240
                                                                     ----------
 Total Expenses....................................................      65,895
 Less: Management fee waiver (Note 2)..............................     (24,639)
                                                                     ----------
 Net Expenses......................................................      41,256
                                                                     ----------
Net Investment Income..............................................     142,342
                                                                     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 3 AND 9):
 Realized Gain From Security Transactions (excluding short-term securities):
 Proceeds from sales...............................................   1,605,542
 Cost of securities sold...........................................   1,589,199
                                                                     ----------
 Net Realized Gain.................................................      16,343
                                                                     ----------
 Change in Net Unrealized Appreciation of Investments:
 Beginning of period...............................................     128,833
 End of period.....................................................     399,425
                                                                     ----------
 Increase in Net Unrealized Appreciation...........................     270,592
                                                                     ----------
Net Gain on Investments............................................     286,935
                                                                     ----------
Increase in Net Assets from Operations.............................  $  429,277
                                                                     ==========


                       See Notes to Financial Statements.

Statement of Changes in Net Assets
For the Six Months Ended June 30, 1999 (unaudited) and the Period Ended December 31, 1998(a)

                                                          1999         1998
                                                       -----------  ----------
OPERATIONS:
 Net investment income................................ $   142,342  $   86,143
 Net realized gain....................................      16,343      18,275
 Increase in net unrealized appreciation..............     270,592     128,833
                                                       -----------  ----------
 Increase in Net Assets From Operations...............     429,277     233,251
                                                       -----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income................................         --      (85,021)
 Net realized gains...................................         --      (18,158)
                                                       -----------  ----------
 Decrease in Net Assets From Distributions to
  Shareholders........................................         --     (103,179)
                                                       -----------  ----------
FUND SHARE TRANSACTIONS (NOTE 12):
 Net proceeds from sale of shares.....................   6,942,026   6,287,126
 Net asset value of shares issued for reinvestment of
  dividends...........................................         --      101,349
 Cost of shares reacquired............................  (1,367,331)   (647,545)
                                                       -----------  ----------
 Increase in Net Assets From Fund Share Transactions..   5,574,695   5,740,930
                                                       -----------  ----------
Increase in Net Assets................................   6,003,972   5,871,002
NET ASSETS:
 Beginning of Period..................................   5,970,972      99,970
                                                       -----------  ----------
 End of Period*....................................... $11,974,944  $5,970,972
                                                       ===========  ==========
* Includes undistributed net investment income of: ...    $143,439      $1,097
                                                       ===========  ==========

------
(a) For the period from February 17, 1998 (commencement of operations) to De-cember 31, 1998.


                       See Notes to Financial Statements.

Statement of Cash Flows
For the Six Months Ended June 30, 1999 (unaudited)

CASH FLOWS USED BY OPERATING ACTIVITIES:
 Purchases of long-term portfolio investments..................... $(8,948,823)
 Proceeds from disposition of long-term portfolio investments and
  principal paydowns..............................................   4,327,556
 Net purchases of short-term portfolio investments................  (1,101,000)
                                                                   -----------
                                                                    (5,722,267)
 Net investment income............................................     142,342
 Amortization of net premium/discount on investments..............      (2,760)
 Amortization of organization expenses............................       3,097
 Net change in receivables/payables related to operations.........       1,201
                                                                   -----------
 Net Cash Flows Used By Operating Activities......................  (5,578,387)
                                                                   -----------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
 Proceeds from sale of shares.....................................   6,945,553
 Cost of shares reacquired........................................  (1,367,586)
                                                                   -----------
 Net Cash Flows Provided By Financing Activities..................   5,577,967
                                                                   -----------
Net Decrease in Cash..............................................        (420)
Cash, Beginning of Period.........................................         462
                                                                   -----------
Cash, End of Period............................................... $        42
                                                                   ===========


                       See Notes to Financial Statements.

Notes to Financial Statements
(unaudited)

1. Significant Accounting Policies

Salomon Brothers Variable Total Return Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to obtain above-average income (as compared to a portfolio entirely invested in equity securities). The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and six other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The U.S. Government Income Fund and Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market markers or independent pricing services. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for accretion of original issue and market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which in turn is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.80% of its average daily net assets. This fee is calculated daily and paid monthly.

For the six months ended June 30, 1999, SBAM waived a portion of its management fees amounting to $24,639.

Notes to Financial Statements
(unaudited) (continued)

SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has dele-gated its responsibilities as administrator to SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., an affiliate of SBAM, pur-suant to a Sub-Administration Agreement between SBAM and MMC.

CFBDS, Inc. acts as the Fund's distributor. For the six months ended June 30, 1999, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, received brokerage commissions of $678 from the Fund.

3. Investments

During the six months ended June 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases:
  U.S. government agencies & obligations............................ $2,093,390
  Other investment securities.......................................  4,730,241
                                                                     ----------
                                                                     $6,823,631
                                                                     ==========
Sales:
  U.S. government agencies & obligations............................ $1,038,990
  Other investment securities.......................................    566,552
                                                                     ----------
                                                                     $1,605,542
                                                                     ==========

At June 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation....................................... $  687,973
Gross unrealized depreciation.......................................   (288,548)
                                                                     ----------
Net unrealized appreciation......................................... $  399,425
                                                                     ==========

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government se-curities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash or other liquid securities with respect to the reverse repurchase agreements.

At June 30, 1999, the Fund did not have any open reverse repurchase agreements.

Notes to Financial Statements
(unaudited) (continued)

6. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will re-alize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 1999, the Fund had no open purchased call or put options.

When the Fund writes a call or put option, an amount equal to the premium re-ceived by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing pur-chase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying secu-rity, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exer-cised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium origi-nally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to par-ticipate in any increase in the price of the underlying security beyond the ex-ercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended June 30, 1999, the Fund did not write any call or put options.

7. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, the custodian maintains cash or other liquid securities in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 1999, the Fund did not hold any when-issued securities.

8. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 1999, the Fund held five TBA securities with a total cost of $1,031,688.

Notes to Financial Statements
(unaudited) (continued)

9. Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average daily balance of dollar rolls outstanding during the six months ended June 30, 1999 was approximately $488,000.

10. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 1999, the Fund did not have any securities on loan.

11. Loan Participations

The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At June 30, 1999, the Fund did not have any investments in loan participations.

12. Capital Stock

At June 30, 1999, the Series had 10,000,000,000 shares of capital stock autho-rized with a par value of $0.001 per share. Each share represents an equal pro-portionate interest and has an equal entitlement to any dividends and distribu-tions made by the Fund.

Transactions in shares were as follows:

                                           Six Months Ended     Period Ended
                                            June 30, 1999   December 31, 1998(a)
                                           ---------------- --------------------
Shares sold...............................      654,987           617,277
Shares issued on reinvestment.............          --              9,745
Shares redeemed...........................     (129,833)          (63,140)
                                               --------           -------
Net Increase..............................      525,154           563,882
                                               ========           =======

------
(a) For the period February 17, 1998 (commencement of operations) through De-cember 31, 1998.

Financial Highlights
For a share of capital stock outstanding for the year ended December 31, except where noted:

                                                               1999(1)  1998(2)
                                                               -------  -------
Net Asset Value, Beginning of Period.......................... $ 10.40  $10.00
                                                               -------  ------
Income From Operations:
 Net investment income (3)....................................    0.13    0.15
 Net realized and unrealized gain ............................    0.37    0.43
                                                               -------  ------
 Total Income From Operations.................................    0.50    0.58
                                                               -------  ------
Less Distributions From:
 Net investment income........................................     --    (0.15)
 Net realized gains...........................................     --    (0.03)
                                                               -------  ------
 Total Distributions..........................................     --    (0.18)
                                                               -------  ------
Net Asset Value, End of Period................................ $ 10.90  $10.40
                                                               =======  ======
Total Return++................................................    4.81%   5.83%
Net Assets, End of Period (000s).............................. $11,975  $5,971
Ratios to Average Net Assets (3)+:
 Expenses.....................................................    1.00%   1.00%
 Net investment income........................................    3.45%   3.57%
Portfolio Turnover Rate.......................................      21%     56%

------
(1) For the six months ended June 30, 1999 (unaudited).
(2) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(3) SBAM has waived all or a part of its management fees for the six months ended June 30, 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the fund for $26,591 of expenses for the period ended December 31, 1998. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ra-tio would have been as follows:

                                                           Expense Ratio Without
                                     Net Investment Income   Fee Waiver and/or
                                      Per Share Decreases  Expense Reimbursement
                                     --------------------- ---------------------
      1999..........................         $0.02                 1.60%+
      1998..........................          0.08                 2.90+

 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Salomon Brothers Variable Series Funds Inc


Investment Manager                           Officers
  Salomon Brothers Asset Management Inc      Heath B. McLendon
  7 World Trade Center                         Chairman and President
  New York, New York 10048                   Lewis E. Daidone
                                               Executive Vice President
Custodian                                      and Treasurer
  PNC Bank, N.A.                             Ross S. Margolies
  17th and Chestnut Streets                    Executive Vice President
  Philadelphia, Pennsylvania 19103           Beth A. Semmel
                                               Executive Vice President
Legal Counsel                                Peter J. Wilby
  Simpson Thacher & Bartlett                   Executive Vice President
  425 Lexington Avenue                       George J. Williamson
  New York, New York 10017                     Executive Vice President
                                             John B. Cunningham
Independent Accountants                        Vice President
  PricewaterhouseCoopers LLP                 Anthony Pace
  1177 Avenue of the Americas                  Controller
  New York, New York 10036                   Christina T. Sydor
                                               Secretary

Directors
Charles F. Barber
  Consultant; formerly Chairman;
  ASARCO Incorporated

Carol L. Colman
  President, Colman Consulting Co., Inc.

Daniel P. Cronin
  Vice President-General Counsel,
  Pfizer International Inc.

Heath B. McLendon
  Chairman and President;
  Managing Director, Salomon Smith Barney Inc.
  President and Director, SSBC Fund Management Inc.
  and Travelers Investment Advisers, Inc.

                      [This page intentionally left blank]

                        ====================
                            SALOMON BROTHERS
                            ====================
                                 Asset Management

              Seven World Trade Center . New York, New York 10048

                                        Semi-
SALOMON BROTHERS                        Annual
                                        Report
  Variable Series Funds Inc             1999
                                        June 30, 1999


                                        . INVESTORS FUND





          [Art]

[Art]  THE SALOMON BROTHERS VARIABLE SERIES FUNDS INC
              Our Message to You


Dear Shareholder:
We are pleased to provide you with the semi-annual report for the Salomon Brothers Variable Investors Fund ("Fund") for the period ended June 30, 1999.

Performance Update
The Fund's shares returned 15.35% for the six months ended June 30, 1999. This return compares to 12.4% for the S&P 500* and 10.9% for Lipper Inc.'s** growth and income peer group average. (Lipper is a major fund-tracking organization.)


Market Overview
The Fund performed quite well in the first six months, significantly outpacing both its large-cap value peer group and the S&P 500. Most of the Fund's gains occurred during the second quarter. An increase in interest rates during the quarter caused investors to look beyond the narrow group of large-cap growth stocks that had driven the market's performance over several prior quarters. Cyclical stocks rebounded nicely due to continued strong economic growth in the United States as well as signs of economic improvement overseas. The Fund was well positioned to benefit from the increased breadth in the market.

The shift in investor sentiment from growth to value during the second quarter is apparent in Morningstar's*** category performance numbers. During the first quarter, Morningstar's large-cap growth category continued its 1998 dominance by returning 7.9% vs. 1.0% for the large-cap value category.

---------------
* The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost.

** Lipper rankings show a fund's one-, five- and ten- year annualized returns (at NAV) as of a particular reporting period. Lipper also compares a fund's returns to the average of its peer group. The rankings are subject to change every month. Past performance is not a guarantee of future results.

*** Morningstar proprietary ratings reflect historical risk-adjusted performance as of 6/30/99. Ratings are load-adjusted, updated monthly and subject to change. Morningstar ratings are calculated from each fund's 3-, 5- and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustment and risk factor that reflects fund performance below 90-day T-bill returns. Other share classes may vary. The highest Morningstar rating is 5 stars; the lowest is 1 star. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the next 10% receive 1 star. Different classes within a fund share a common portfolio of securities. Past performance is not guarantee of future results.

During the second quarter, however, the roles reversed; the large-cap value category returned 9.7% vs. 4.2% for the large-cap growth group.

Fund Highlights
The increased breadth in the market during the second quarter was evident in the number of sectors and stocks that contributed to the Fund's overall six-month performance. In particular, the technology, communications, capital goods, energy and transportation sectors led performance. Technology standouts included IBM, Hewlett Packard and Texas Instruments, among others. The Fund also benefited from two takeovers -- Frontier Corporation and Atlantic Richfield. Other significant contributors included Liberty Media, Morgan Stanley Dean Witter and Williams Companies. The Fund's tobacco holdings held back performance.

Market Outlook
In the near term, we expect continued volatility in the equity markets due to the relatively high level of equity valuations and investor uncertainty over the direction of the economy, interest rates and inflation. We do see an opportunity for individual stocks to outperform as investors seek greater breadth in the market by focusing on stocks with more attractive valuations. As of June 30, 1999, the average projected 1999 P/E ratio for the top 50 companies in the S&P 500 was 40x earnings compared with 28x earnings for the next 450 companies. Although many of the largest companies deserve P/E multiple premiums, this discrepancy is large by historical standards.

Currently, the Fund has overweight positions in the consumer staples, energy and communication services sectors. The Fund is underweight in technology, capital goods and healthcare. Recently, we have been trimming positions in sectors that have performed quite well this year, such as technology, media and telecommunications, and adding to sectors that have underperformed, such as healthcare. We believe that the Fund should perform well relative to the S&P 500 over the near term due to the Fund's lower valuation yet similar growth prospects.

In closing, thank you for investing in the Salomon Brothers Variable Investors Fund.


Cordially,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman and President

July 28, 1999

The graph to the right depicts the performance of the Fund versus the Standard & Poor's 500 Stock Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

HISTORICAL PERFORMANCE --
SALOMON BROTHERS  VARIABLE INVESTORS FUND (unaudited)
Comparison of $10,000 Investment in the Fund with Standard & Poor's 500 Stock Index

             Investors Fund        Standard & Poor's
                                    500 Stock Index
2/17/98          10,000                 10,000
3/98             10,650                 10,792
6/98             10,731                 11,149
9/98              9,430                 10,042
12/98            11,056                 12,177
3/99             11,277                 12,781
6/30/99          12,752                 13,680

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.


-----------------------------------------------------------------------------------------------
Historical Performance
-----------------------------------------------------------------------------------------------
                                    Net Asset Value
                                 ---------------------
                                 Beginning      End        Income    Capital Gain    Total
Period Ended                     of Period   of Period    Dividend   Distribution  Returns+ ++
===============================================================================================
6/30/99                           $11.01      $12.70       $ 0.00       $0.00        15.35%
-----------------------------------------------------------------------------------------------
Inception* -- 12/31/98             10.00       11.01         0.05        0.00        10.55
===============================================================================================
                                                           $ 0.05      $ 0.00
===============================================================================================

-----------------------------------------------------------------------------------------------
Average Annual Total Returns+
-----------------------------------------------------------------------------------------------

===============================================================================================
Six Months Ended 6/30/99++                                                           15.35%
-----------------------------------------------------------------------------------------------
Year Ended 6/30/99                                                                   18.84
-----------------------------------------------------------------------------------------------
Inception* through 6/30/99                                                           19.55
===============================================================================================

-----------------------------------------------------------------------------------------------
Cumulative Total Return+
-----------------------------------------------------------------------------------------------

===============================================================================================
Inception* through 6/30/99                                                           27.52%
===============================================================================================

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value.

++ Total return is not annualized, as it may not be representative of the total return for the year.

*  Inception date is February 17, 1998.

Schedule of Investments
June 30, 1999 (unaudited)

  Shares                           Security                             Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 89.5%
 Basic Industries -- 3.4%
    8,000 International Paper Co. .................................   $  404,000
    4,100 Martin Marietta Materials, Inc. .........................      241,900
    4,800 Vulcan Materials Co. ....................................      231,600
                                                                      ----------
                                                                         877,500
                                                                      ----------

 Capital Goods -- 3.4%
    3,800 Ingersoll-Rand Co. ......................................      245,575
    4,300 Raytheon Co., Class A Shares.............................      296,163
    3,700 Tyco International Ltd. .................................      350,575
                                                                      ----------
                                                                         892,313
                                                                      ----------

 Consumer Cyclicals -- 6.0%
    4,500 Costco Cos. Inc. (a).....................................      360,281
    6,200 Dayton Hudson Corp. .....................................      403,000
    9,200 Federated Department Stores, Inc. (a)....................      487,025
   19,900 Kmart Corp. (a)..........................................      327,106
                                                                      ----------
                                                                       1,577,412
                                                                      ----------

 Consumer Non-Cyclicals -- 18.7%
   14,144 AT&T Corp. -- Liberty Media Group, Class A Shares (a)....      519,792
   27,900 Food Lion Inc., Class A Shares...........................      331,313
    3,500 Hormel Foods Corp. ......................................      140,875
   30,000 Nabisco Group Holdings Corp. ............................      586,875
   17,700 News Corp Ltd. ADR.......................................      558,656
   21,700 Pepsi Bottling Group, Inc. ..............................      500,456
   15,500 Philip Morris Cos. Inc. .................................      622,906
   12,000 R.J. Reynolds Tobacco Holdings, Inc......................      378,000
   13,100 Ralston Purina Co. ......................................      398,731
   18,100 Tyson Foods Inc., Class A Shares.........................      407,250
    9,900 Viacom Inc., Class B Shares (a)..........................      435,600
                                                                      ----------
                                                                       4,880,454
                                                                      ----------

 Energy -- 9.5%
    4,200 Amerada Hess Corp. ......................................      249,900
    6,200 Atlantic Richfield Co. ..................................      518,088
    9,900 Conoco Inc., Class A Shares..............................      275,963
    6,800 Royal Dutch Petroleum Co. ...............................      409,700
    6,200 TOTAL Fina S.A. ADR......................................      399,513
    6,000 Unocal Corp. ............................................      237,750
   11,800 USX Marathon Group.......................................      384,237
                                                                      ----------
                                                                       2,475,151
                                                                      ----------

 Financial Services -- 15.7%
    2,400 American Express Co. ....................................      312,300
    3,200 American General Corp. ..................................      241,200
    5,400 Associates First Capital Corp. ..........................      239,287
    6,100 BankBoston Corp. ........................................      311,862
    5,500 Bank of America Corp. ...................................      403,219
   12,800 Bank of New York Co., Inc. ..............................      469,600
    1,200 Comerica, Inc. ..........................................       71,325
    6,100 Fleet Financial Group, Inc. .............................      270,688
    5,200 Freddie Mac..............................................      301,600
    2,700 Goldman Sachs Group, Inc. ...............................      195,075

                       See Notes to Financial Statements.

Schedule of Investments
June 30, 1999 (unaudited) (continued)

  Shares                           Security                             Value

--------------------------------------------------------------------------------
 Financial Services -- 15.7% (continued)
    5,200 Household International, Inc. ...........................   $  246,350
    3,700 Morgan Stanley Dean Witter & Co. ........................      379,250
    9,600 Provident Cos., Inc. ....................................      384,000
    8,700 St. Paul Cos., Inc. .....................................      276,769
                                                                      ----------
                                                                       4,102,525
                                                                      ----------

 Health Care -- 6.0%
    6,200 Abbott Laboratories, Inc. ...............................      282,100
    5,200 American Home Products Corp. ............................      299,000
    8,500 Becton, Dickinson & Co. .................................      255,000
    3,800 Eli Lilly & Co. .........................................      272,175
    8,100 Pharmacia & Upjohn, Inc. ................................      460,181
                                                                      ----------
                                                                       1,568,456
                                                                      ----------

 Real Estate Investment Trust -- 0.1%
    2,200 Glenborough Realty Trust Inc. ...........................       38,500
                                                                      ----------

 Technology -- 12.6%
   13,900 Alcatel S.A. ADR.........................................      394,412
    4,900 Corning Inc. ............................................      343,613
    4,500 Hewlett-Packard Co. .....................................      452,250
    3,800 Intel Corp. .............................................      226,100
    5,600 International Business Machines Corp. ...................      723,800
    9,900 Seagate Technology Inc. (a)..............................      253,688
    3,700 Tellabs, Inc. (a)........................................      249,981
    2,600 Texas Instruments Inc. ..................................      377,000
    4,500 Xerox Corp. .............................................      265,781
                                                                      ----------
                                                                       3,286,625
                                                                      ----------

 Telecommunications & Utilities -- 11.4%
    7,300 Bell Atlantic Corp. .....................................      477,238
    8,100 Frontier Corp. ..........................................      477,900
    4,300 General Motors Corp., Class H Shares (a).................      241,875
    6,200 GTE Corporation..........................................      469,650
    3,800 MCI Worldcom, Inc. (a)...................................      327,750
    3,600 PanAmSat Corp. (a).......................................      140,175
    7,900 SBC Communications Inc. .................................      458,200
    8,000 U.S. Satellite Broadcasting Co., Inc. (a)................      143,968
    6,100 The Williams Cos., Inc. .................................      259,631
                                                                      ----------
                                                                       2,996,387
                                                                      ----------

 Transportation -- 2.7%
    3,900 Canadian National Railway Co. ...........................      261,300
   12,700 Canadian Pacific Ltd. ...................................      302,419
    2,400 Union Pacific Corp. .....................................      139,950
                                                                      ----------
                                                                         703,669
                                                                      ----------
          TOTAL COMMON STOCK
          (Cost -- $19,494,149)....................................   23,398,992
                                                                      ----------

                       See Notes to Financial Statements.

Schedule of Investments
June 30, 1999 (unaudited) (continued)

  Shares                          Security                             Value

-------------------------------------------------------------------------------
 CONVERTIBLE PREFERRED STOCKS -- 0.6%
 Transportation -- 0.6%
     2,000 Union Pacific Capital Trust, 6.250%...................   $   104,000
       800 Union Pacific Capital Trust, 6.250% (b)...............        41,600
                                                                    -----------
           TOTAL CONVERTIBLE PREFERRED STOCK
           (Cost -- $132,702)....................................       145,600
                                                                    -----------
   Face
  Amount                          Security                             Value

-------------------------------------------------------------------------------

 CONVERTIBLE CORPORATE BONDS -- 1.9%
 Technology -- 1.1%
 $ 300,000 Micron Technology Inc., 7.000% due 7/1/04.............       304,125
                                                                    -----------

 Telecommunications & Utilities -- 0.8%
   125,000 NTL Inc., 7.000% due 12/15/08 (b).....................       204,531
                                                                    -----------
           TOTAL CONVERTIBLE CORPORATE BONDS
           (Cost -- $449,612)....................................       508,656
                                                                    -----------

 REPURCHASE AGREEMENT -- 8.0%
 2,101,000 State Street Bank & Trust Co., 4.700% due 7/1/99;
            Proceeds at maturity -- $2,101,274; (Fully
            collateralized by
            U.S. Treasury Bonds, 8.875% due 8/15/17; Market
            value -- $2,146,535) (Cost -- $2,101,000) ...........     2,101,000
                                                                    -----------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $22,177,463*)................................   $26,154,248
                                                                    ===========

------
(a) Non-income producing security.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:
  ADR - American Depository Receipt.

                       See Notes to Financial Statements.

Statement of Assets and Liabilities
June 30, 1999 (unaudited)

ASSETS:
 Investments, at value (Cost -- $22,177,463)....................... $26,154,248
 Cash..............................................................         958
 Receivable for securities sold....................................     344,242
 Interest receivable...............................................      11,155
 Dividend receivable...............................................      24,421
 Deferred organization costs.......................................      22,712
 Prepaid expenses..................................................       2,110
                                                                    -----------
 Total Assets......................................................  26,559,846
                                                                    -----------
LIABILITIES:
 Payable for securities purchased..................................     105,987
 Payable to investment manager.....................................      42,972
 Accrued expenses..................................................      31,205
                                                                    -----------
 Total Liabilities.................................................     180,164
                                                                    -----------
Total Net Assets................................................... $26,379,682
                                                                    ===========
NET ASSETS:
 Par value of capital shares....................................... $     2,078
 Capital paid in excess of par value...............................  22,397,679
 Undistributed net investment income...............................      90,970
 Accumulated net realized loss on investments......................     (87,830)
 Net unrealized appreciation of investments .......................   3,976,785
                                                                    -----------
Total Net Assets................................................... $26,379,682
                                                                    ===========
Shares Outstanding.................................................   2,077,659
                                                                    -----------
Net Asset Value, per share.........................................      $12.70
                                                                    -----------

                       See Notes to Financial Statements.

Statement of Operations
For the Six Months Ended June 30, 1999 (unaudited)

INVESTMENT INCOME:
 Interest..........................................................  $   46,108
 Dividends (net of foreign withholding tax of $1,810)..............     134,372
                                                                     ----------
 Total Investment Income...........................................     180,480
                                                                     ----------
EXPENSES:
 Management fees (Note 2)..........................................      63,148
 Shareholder communications........................................      11,158
 Audit and legal...................................................       9,620
 Custody fees......................................................       7,438
 Administration fees (Note 2)......................................       4,511
 Shareholder and system servicing fees.............................       3,927
 Registration fees.................................................       3,719
 Amortization of deferred organization costs.......................       3,097
 Directors' fees...................................................       2,529
 Other.............................................................       1,240
                                                                     ----------
 Total Expenses....................................................     110,387
 Less: Management fee waiver (Note 2)..............................     (20,176)
                                                                     ----------
 Net Expenses......................................................      90,211
                                                                     ----------
Net Investment Income..............................................      90,269
                                                                     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
 Realized Gain From Security Transactions (excluding short-term securities):
 Proceeds from sales...............................................   4,167,402
 Cost of securities sold...........................................   3,965,919
                                                                     ----------
 Net Realized Gain.................................................     201,483
                                                                     ----------
 Change in Net Unrealized Appreciation of Investments:
 Beginning of period...............................................   1,361,226
 End of period.....................................................   3,976,785
                                                                     ----------
 Increase in Net Unrealized Appreciation...........................   2,615,559
                                                                     ----------
Net Gain on Investments............................................   2,817,042
                                                                     ----------
Increase in Net Assets From Operations.............................  $2,907,311
                                                                     ==========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Six Months Ended June 30, 1999 (unaudited) and the Period Ended December 31, 1998(a)

                                                          1999         1998
                                                       -----------  -----------
OPERATIONS:
 Net investment income...............................  $    90,269  $    52,000
 Net realized gain (loss)............................      201,483     (290,609)
 Increase in net unrealized appreciation.............    2,615,559    1,361,226
                                                       -----------  -----------
 Increase in Net Assets From Operations..............    2,907,311    1,122,617
                                                       -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income...............................          --       (50,003)
 Net realized gains..................................          --        (3,019)
                                                       -----------  -----------
 Decrease in Net Assets From Distributions to
  Shareholders.......................................          --       (53,022)
                                                       -----------  -----------
FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares....................   12,706,829   13,154,932
 Net asset value of shares issued for reinvestment of
  dividends..........................................          --        53,022
 Cost of shares reacquired...........................   (2,272,155)  (1,239,862)
                                                       -----------  -----------
 Increase in Net Assets From Fund Share
  Transactions.......................................   10,434,674   11,968,092
                                                       -----------  -----------
Increase in Net Assets...............................   13,341,985   13,037,687
NET ASSETS:
 Beginning of period.................................   13,037,697           10
                                                       -----------  -----------
 End of period*......................................  $26,379,682  $13,037,697
                                                       ===========  ===========
* Includes undistributed net investment income of: ..      $90,970         $701
                                                           =======         ====

------
(a) For the period from February 17, 1998 (commencement of operations) to De-cember 31, 1998.

                       See Notes to Financial Statements.

Notes to Financial Statements
(unaudited)

1. Significant Accounting Policies

Salomon Brothers Variable Investors Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to seek long-term growth of capital and secondarily current income. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and six other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. The U.S. Government Income Fund and Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate semi-annual reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for accretion of original issue or market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) it is the Fund's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no Federal income tax or excise tax provision is required; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Co. Inc., which in turn is a wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.70% of its average daily net assets. This fee is calculated daily and paid monthly.

Notes to Financial Statements
(unaudited) (continued)

For the six months ended June 30, 1999, SBAM waived a portion of the management fees accounting to $20,176.

SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SSBC.

CFBDS, Inc. acts as the Fund's distributor. For the six months ended June 30, 1999, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, received brokerage commissions of $474 from the Fund.

3. Investments

During the six months ended June 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases........................................................... $13,623,238
                                                                     ===========
Sales............................................................... $ 4,167,402
                                                                     ===========

At June 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation....................................... $4,103,047
Gross unrealized depreciation.......................................   (126,262)
                                                                     ----------
Net unrealized appreciation......................................... $3,976,785
                                                                     ==========

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the seller at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 1999, the Fund had no open purchased call or put options.

Notes to Financial Statements
(unaudited) (continued)


When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended June 30, 1999, the Fund did not write any call or put options.

6. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, the custodian maintains cash or other liquid securities in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 1999, the Fund did not hold any when-issued securities.

7. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 1999, the Fund did not hold any TBA securities.

8. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 1999, the Fund did not have any securities on loan.

Notes to Financial Statements
(unaudited) (continued)

9. Capital Loss Carryforward

At June 30, 1999, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $270,100, available to offset future capital gains through December 31, 2006. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed.

10. Capital Stock

At June 30, 1999, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                           Six Months Ended     Period Ended
                                            June 30, 1999   December 31, 1998(a)
                                           ---------------- --------------------
Shares sold...............................    1,092,968          1,299,803
Shares issued on reinvestment.............           --              4,816
Shares reacquired.........................     (199,081)          (120,848)
                                              ---------          ---------
Net Increase..............................      893,887          1,183,771
                                              =========          =========

------
(a) For the period February 17, 1998 (commencement of operations) through December 31, 1998.

Financial Highlights

For a share of capital stock outstanding for the year ended December 31, except where noted:

                                                              1999(1)  1998(2)
                                                              -------  -------
Net Asset Value, Beginning of Period......................... $ 11.01  $ 10.00
                                                              -------  -------
Income From Operations:
 Net investment income (3)...................................    0.04     0.05
 Net realized and unrealized gain ...........................    1.65     1.01
                                                              -------  -------
 Total Income From Operations................................    1.69     1.06
                                                              -------  -------
Less Distributions From:
 Net investment income.......................................      --    (0.05)
 Capital.....................................................      --    (0.00)*
                                                              -------  -------
 Total Distributions.........................................      --    (0.05)
                                                              -------  -------
Net Asset Value, End of Period............................... $ 12.70  $ 11.01
                                                              =======  =======
Total Return++...............................................   15.35%   10.55%
Net Assets, End of Period (000s)............................. $26,380  $13,038
Ratios to Average Net Assets (3)+:
 Expenses....................................................    1.00%    1.00%
 Net investment income.......................................    1.00     1.14
Portfolio Turnover Rate......................................      25%      62%

------
(1) For the six months ended June 30, 1999 (unaudited).
(2) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(3) SBAM has waived all or part of its management fees for the six months ended June 30, 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $17,030 in expenses for the period ended December 31, 1998. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                                                     Expense Ratios Without
                               Net Investment Income   Fee Waivers and/or
                                Per Share Decreases  Expense Reimbursements
                               --------------------- ----------------------
           1999...............         $0.01                  1.22%+
           1998...............          0.04                  2.07+

 *  Amount represents less than $0.01.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

                      [This page intentionally left blank]

Salomon Brothers Variable Series Funds Inc

Investment Manager                                 Officers
 Salomon Brothers Asset Management Inc             Heath B. McLendon
 7 World Trade Center                                Chairman and President
 New York, New York 10048                          Lewis E. Daidone
                                                     Executive Vice President
Custodian                                            and Treasurer
 PNC Bank, N.A.                                    Ross S. Margolies
 17th and Chestnut Streets                           Executive Vice President
 Philadelphia, Pennsylvania 19103                  Beth A. Semmel
                                                     Executive Vice President
Legal Counsel                                      Peter J. Wilby
 Simpson Thacher & Bartlett                          Executive Vice President
 425 Lexington Avenue                              George J. Williamson
 New York, New York 10017                            Executive Vice President
                                                   John B. Cunningham
Independent Accountants                              Vice President
 PricewaterhouseCoopers LLP                        Anthony Pace
 1177 Avenue of the Americas                         Controller
 New York, New York 10036                          Christina T. Sydor
                                                     Secretary

Directors
Charles F. Barber
  Consultant; formerly Chairman; ASARCO Incorporated
Carol L. Colman
  President, Colman Consulting Co., Inc.
Daniel P. Cronin
  Vice President-General Counsel,
  Pfizer International Inc.
Heath B. McLendon
  Chairman and President;
  Managing Director, Salomon Smith Barney Inc.
  President and Director, SSBC Fund Management Inc.
  and Travelers Investment Advisers, Inc.
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                            SALOMON BROTHERS
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                                 Asset Management

              Seven World Trade Center . New York, New York 10048